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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12
GUESS?, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 14, 2004

Dear Shareholder:

        We are pleased to invite you to the annual meeting of shareholders of Guess?, Inc. to be held on Monday, May 10, 2004, at 9:00 a.m., local time, at the Beverly Hills Hotel, 9614 Sunset Boulevard, Beverly Hills, California 90210.

        At the annual meeting, you will be asked to consider and vote upon the following proposals: (i) to elect two directors, (ii) to approve the Guess?, Inc. 2004 Equity Incentive Plan and (iii) to ratify the appointment of independent auditors for the fiscal year ending December 31, 2004. The enclosed proxy statement more fully describes the details of the business to be conducted at the annual meeting.

        Your vote is very important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote by written proxy, which will ensure your representation at the annual meeting, regardless of whether you attend in person.

        Thank you for your ongoing support of and continued interest in Guess?, Inc.

Maurice Marciano Co-Chairman of the Board and Co-Chief Executive Officer
Paul Marciano Co-Chairman of the Board and Co-Chief Executive Officer

GUESS?, INC.
1444 South Alameda Street
Los Angeles, California 90021

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 10, 2004

Time and Date	9:00 a.m., local time, on Monday, May 10, 2004
Place	Beverly Hills Hotel, 9614 Sunset Boulevard, Beverly Hills, California 90210
Items of Business	1.	To elect two directors for a term of three years each until their successors are duly elected and qualified.
	2.	To approve the Guess?, Inc. 2004 Equity Incentive Plan.
	3.	To ratify the appointment of independent auditors for the fiscal year ending December 31, 2004.
	4.	To consider such other business as may properly come before the annual meeting.
Adjournments and Postponements
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date	You are entitled to vote at this annual meeting only if you were a Guess?, Inc. shareholder as of the end of business on April 5, 2004.
Meeting	Please note that space limitations make it necessary to limit attendance to shareholders and one guest.
Admission	Admission to the annual meeting will be on a first-come, first-served basis. Cameras and recording devices will not be permitted at the annual meeting.
The annual meeting will begin promptly at 9:00 a.m., local time. Registration will begin at 8:30 a.m., local time.
Voting
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy as soon as possible. You may submit your proxy for the annual meeting by completing, signing, dating and returning your proxy card in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers about the Proxy Materials and Annual Meeting" beginning on page 2 of this proxy statement and the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS,

Maurice Marciano	Paul Marciano
Co-Chairman of the Board and Co-Chief Executive Officer	Co-Chairman of the Board and Co-Chief Executive Officer

This notice of annual meeting and proxy statement and form of proxy are being distributed on or about April 14, 2004.

GUESS?, INC.
1444 South Alameda Street
Los Angeles, California 90021

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To be held on May 10, 2004

        This proxy statement (the "Proxy Statement") and the enclosed form of proxy are being furnished commencing on or about April 14, 2004, in connection with the solicitation by the Board of Directors (the "Board of Directors" or the "Board") of Guess?, Inc. (the "Company") of proxies in the enclosed form for use at the 2004 annual meeting of shareholders (the "Annual Meeting") to be held at the Beverly Hills Hotel, 9614 Sunset Boulevard, Beverly Hills, California 90210, on Monday, May 10, 2004, at 9:00 a.m., local time, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:
Why am I receiving these materials?

A:
The Board of Directors is providing these proxy materials for you in connection with the Annual Meeting, which will take place on May 10, 2004. As a shareholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement.

Q:
What information is contained in this Proxy Statement?

A:
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information.

Q:
How do I obtain the Company's annual report on Form 10-K?

A:
A copy of the Company's 2003 annual report on Form 10-K is enclosed.

Shareholders may request another free copy of the 2003 annual report on Form 10-K from:

    Guess?, Inc.
    Attn: Investor Relations
    1444 S. Alameda Street
    Los Angeles, California 90021
    (213) 765-5578
     http://www.guess.com/GuessInc/Investors/

The Company will also furnish any exhibit to the 2003 annual report on Form 10-K if specifically requested.

Q:
What may I vote on by proxy?

A:
(1)    The election of two nominees to serve on the Board;

(2)
The approval of the Guess?, Inc. 2004 Equity Incentive Plan (the "2004 Incentive Plan"); and

(3)
The ratification of the appointment of KPMG LLP as independent auditors for 2004.

Q:
How does the Board recommend I vote on the proposals?

A:
The Board recommends a vote FOR the nominees, FOR the approval of the 2004 Incentive Plan and FOR the ratification of KPMG LLP as independent auditors for 2004.

Q:
Who is entitled to vote?

A:
Shareholders as of the close of business on April 5, 2004 (the "Record Date") are entitled to vote at the Annual Meeting.

Q:
How many shares can vote?

A:
As of the Record Date, April 5, 2004, 43,940,466 shares of common stock (the "Common Stock") of the Company, the only voting securities of the Company, were issued and outstanding. Every shareholder of Common Stock is entitled to one vote for each share held.

Q:
How do I vote?

A:
Complete, sign and date each proxy card you receive and return it in the prepaid envelope.

You have the right to revoke your proxy at any time before the meeting by:

  (1)
  notifying the Secretary of the Company in writing;

  (2)
  voting in person; OR

  (3)
  returning a later-dated proxy card.

Q.
What if my shares are held in "street name"?

A:
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote these shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q:
What shares are included on the proxy card(s)?

A:
The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s) or vote in person at the Annual Meeting, your shares will not be voted.

Q:
What does it mean if I get more than one proxy card?

A:
If your shares are registered differently and are in more than one account, you will receive more than one proxy card. If you intend to vote by return mail, sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent:

    EquiServe Trust Company, N.A.
    P.O. Box 43023
    Providence, RI 02940-3010
    Telephone: 877.282.1168
    For the hearing impaired
    800.952.9245 (tty/tdd)
     www.equiserve.com

Q:
How may I obtain a separate set of voting materials?

A:
If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders, 2003 Form 10-K, and Proxy Statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

    Guess?, Inc.
    Attn: Investor Relations
    1444 S. Alameda Street
    Los Angeles, California 90021
    (213) 765-5578

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Q:
What is a "quorum"?

A:
A "quorum" is a majority of the outstanding shares entitled to vote. They may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present. Abstention will also be treated as present for the purpose of determining whether a quorum is present.

Q:
What is required to approve each proposal?

A:
A quorum must have been established in order to consider any matter. To elect the two directors, the two candidates for director receiving the most votes will become directors of the Company. Shareholders may not cumulate their votes. All other proposals require the affirmative "for" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. However, shares represented by such "broker non-votes" will be counted in determining whether there is a quorum. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Under the rules of the New York Stock Exchange (the "NYSE") in effect at the time this Proxy Statement was printed, your broker is permitted to vote your shares on the election of directors and the ratification of the appointment of KPMG as the Company's independent auditors, even if the broker does not receive instructions from you. Your broker will provide you with directions on voting your shares, and you should instruct your broker to vote your shares according to those instructions.

Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card will give authority to each of Carlos Alberini and Deborah Siegel to vote on such matters at their discretion.

Q:
What is the deadline to propose actions for consideration at next year's annual meeting of shareholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Shareholder Proposals:    For a shareholder proposal to be considered for inclusion in the Company's proxy statement for the annual meeting next year, the written proposal must be received by the Corporate Secretary of the Company at our principal executive offices no later than December 13, 2004. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals also will need to comply with Securities and Exchange Commission ("SEC") regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Proposals should be addressed to:

    Guess?, Inc.
    Attn: Corporate Secretary
    1444 S. Alameda Street
    Los Angeles, California 90021

For a shareholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Common Stock to approve that proposal, provide the information required by the bylaws of the Company (the "Bylaws") and give timely notice to the Corporate Secretary of the Company in accordance with the Bylaws, which, in general, require that the notice be received by the Corporate Secretary of the Company:

  •
  Not earlier than the close of business on February 9, 2004, and

  •
  Not later than the close of business on March 11, 2004.

    If the date of the shareholder meeting is moved more than 30 days before or after the anniversary of the Company's annual meeting for the prior year, then notice of a shareholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8 must be received no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting is mailed to the shareholders or the date on which public disclosure of the date of the annual meeting is made, whichever is first.

    Nomination of Director Candidates:    You may propose director candidates for consideration by the Board's Nominating and Governance Committee in accordance with the procedures set forth in the Bylaws, as summarized under the caption "Corporate Governance and Board Matters—Consideration of Directors Nominees—Shareholder Nominees" herein.

    Copy of Bylaw Provisions:    You may contact the Company's Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates. The Bylaws also are available on the Company's website at:

    http://www.guess.com/GuessInc/Investors/

Q:
How is the Company soliciting proxies for the Annual Meeting?

A:
This solicitation is made by mail on behalf of the Board of Directors. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, facsimile or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

Q:
How can I find the voting results of the Annual Meeting?

A.
We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2004.

Q:
How may I communicate with the Company's Board or the non-management directors on the Company's Board?

A.
Individuals may communicate with the Board by submitting an e-mail to the Company's Board at bod@guess.com. All directors have access to this e-mail address. Communications that are intended specifically for non-management directors should be sent to the e-mail address above to the attention of the Chair of the Nominating and Governance Committee.

PROPOSAL NO. 1: ELECTION OF CLASS II DIRECTORS
(Item 1 on Proxy Card)

        Pursuant to the Company's Restated Certificate of Incorporation, the Board of Directors is divided into three classes of directors serving staggered terms (Classes I, II and III). One class of directors is elected at each annual meeting of shareholders for a three-year term and will hold office until their successors shall have been elected and qualified. The Bylaws currently authorize a Board of Directors consisting of not less than three or more than fifteen directors. The Board of Directors currently consists of six members of whom Carlos Alberini and Alice Kane are Class I directors, Paul Marciano and Anthony Chidoni are Class II directors and Maurice Marciano and Howard Weitzman are Class III directors. Since July 29, 2003, there has been one vacancy on the Board of Directors, which the Board expects to fill as promptly as feasible with a director who satisfies the independence requirements of the NYSE and SEC.

        At the Annual Meeting, two Class II directors are to be elected to serve for a term to expire at the 2007 annual meeting of shareholders. The nominees for these positions are Paul Marciano and Anthony Chidoni (the "Class II Nominees"). Mr. Marciano is the Company's Co-Chairman of the Board and Co-Chief Executive Officer. Mr. Chidoni is not employed by, or affiliated with, the Company. Each of the Class II Nominees has consented to being named in this Proxy Statement and has agreed to serve as a member of the Board of Directors if elected. Information regarding the Class II Nominees and the continuing directors whose terms expire in 2005 and 2006 is set forth under the heading "Directors and Executive Officers" herein.

        The Class II directors will be elected by a plurality of the votes cast at the Annual Meeting. Shareholders may not cumulate their votes. Accordingly, broker non-votes will not affect the outcome of the election of the Class II directors. The accompanying proxy will be voted FOR the election of the Class II Nominees unless contrary instructions are given. If the Class II Nominees are unable to serve, which is not anticipated, the persons named as proxies intend to vote for such other person or persons as the Board of Directors may designate. In no event will the shares represented by the proxies be voted for more than two Class II directors at the Annual Meeting. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the election of the Class II Nominees named above.

The Board of Directors unanimously recommends a vote FOR each of the Class II Nominees.

PROPOSAL NO. 2:
APPROVAL OF THE GUESS?, INC. 2004 EQUITY INCENTIVE PLAN
(Item 2 on Proxy Card)

        At the Annual Meeting, shareholders will be asked to approve the Company's 2004 Equity Incentive Plan (the "2004 Incentive Plan"), which was adopted by the Board of Directors on April 9, 2004, subject to shareholder approval.

        The Company currently maintains the 1996 Equity Incentive Plan (the "1996 Incentive Plan"). As of April 5, 2004, a total of 247,838 shares of the Common Stock were available for new award grants under the 1996 Incentive Plan. The Board of Directors approved the 2004 Incentive Plan based, in part, on a belief that the number of shares currently available under the 1996 Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. If shareholders approve the 2004 Incentive Plan, no additional awards will be granted under the 1996 Incentive Plan after the Annual Meeting. The Board of Directors believes it is in the best interest of the Company to approve the 2004 Incentive Plan so that the Company can continue to attract and retain the services of those persons essential to the Company's growth and financial success.

        The Company will continue to have the authority to grant awards under the 1996 Incentive Plan if shareholders do not approve the 2004 Incentive Plan. If shareholders approve the 2004 Incentive Plan, the termination of our grant authority under the 1996 Incentive Plan will not affect awards then outstanding under that plan.

Summary Description of the 2004 Equity Incentive Plan

        The principal terms of the 2004 Incentive Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2004 Incentive Plan, which appears as Appendix A to this Proxy Statement.

        Purpose.    The purpose of the 2004 Incentive Plan is to promote the success of the Company and the interests of our shareholders by providing an additional means for us to attract, motivate, retain and reward officers, key employees and other eligible persons through the grant of awards and incentives, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of our Common Stock.

        Administration.    Our Board of Directors or one or more committees appointed by our Board of Directors will administer the 2004 Incentive Plan. Our Board of Directors has delegated general administrative authority for the 2004 Incentive Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the 2004 Incentive Plan to another committee of directors. (The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the "Administrator").

        The Administrator has broad authority under the 2004 Incentive Plan with respect to award grants including, without limitation, the authority:

  •
  to select participants and determine the type(s) of award(s) that they are to receive;

  •
  to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

  •
  to determine the terms and conditions of each award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and including the authority to amend the terms and conditions of an award after the granting thereof to a participant in a manner that is not prejudicial to the rights of such participant in such award;

  •
  to specify and approve the provisions of the award agreements delivered to participants in connection with their awards; and

  •
  to construe and interpret any award agreement delivered under the 2004 Incentive Plan, to prescribe, amend and rescind rules and procedures relating to the 2004 Incentive Plan, to vary the terms of awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions, and to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the 2004 Incentive Plan.

        Eligibility.    Persons eligible to receive awards under the 2004 Incentive Plan include officers and key employees of the Company or any of our subsidiaries and certain consultants and advisors to the Company or any of our subsidiaries. Currently, approximately 300 officers and employees of the Company and our subsidiaries (including all of our named executive officers) are considered eligible under the 2004 Incentive Plan.

        Authorized Shares; Limits on Awards.    The maximum number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2004 Incentive Plan is 10,000,000 shares. The following other limits are also contained in the 2004 Incentive Plan:

  •
  The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 5,000,000 shares.

  •
  The maximum number of shares subject to those options and SARs that are granted during any calendar year to a participant under the plan is 500,000 shares.

  •
  The maximum number of shares of Common Stock that may be delivered pursuant to performance-based awards within the meaning of Section 162(m) of the Revenue Code ("Special Performance-Based Awards") (other than qualifying options and qualifying SARs and other than cash awards covered by the following sentence) that are granted to a participant in any calendar year shall not exceed 500,000 shares, either individually or in the aggregate.

  •
  Special Performance-Based Awards under Section 13 of the 2004 Incentive Plan payable only in cash and not related to shares and granted to a participant in any calendar year will not provide for payment of more than $5,000,000.

        To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2004 Incentive Plan. In the event that shares are delivered in respect of a SAR or other award, only the actual number of shares delivered with respect to the award will be counted against the share limits of the 2004 Incentive Plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2004 Incentive Plan will again be available for subsequent awards under the 2004 Incentive Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award under the 2004 Incentive Plan, as well as any shares exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to any award under the 2004 Incentive Plan, will be available for subsequent awards under the 2004 Incentive Plan.

        Types of Awards.    The 2004 Incentive Plan authorizes stock options, SARs, restricted stock, performance shares, performance stock units, and special performance-based awards pursuant to Section 13 of the 2004 Incentive Plan. In general, an option or SAR will expire, or other award will vest, not more than 10 years after the date of grant. The 2004 Incentive Plan permits participants to pay the exercise price of an option or the cash purchase price (if any) of any shares in one or a combination of cash, check, if permitted by the Administrator, by notice and third party payment, or by the delivery of Common Stock already owned by the participant or by reducing the number of shares that would have otherwise been received by the participant. Shares may also be issued solely for services. Subject to the terms and conditions set forth by the Administrator and in the 2004 Incentive Plan and subject to compliance with applicable law and regulation, the 2004 Incentive Plan permits loans to participants to finance awards or stock purchases.

        The Administrator in making or amending an award may determine the effect of termination of service (including retirement) on the rights and benefits under awards and in doing so may make distinctions based upon the cause of termination or other factors.

        A stock option is the right to purchase shares of the Common Stock at a future date at a specified price per share (the "exercise price"). An option may either be an incentive stock option or a nonqualified stock option. The per share exercise price of an incentive stock option may not be less than the fair market value of a share of the Common Stock on the date of grant. The exercise price of a nonqualified stock option will be determined by the Administrator on the date of grant. The maximum term of an option is ten years from the date of grant. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences of awards Under the 2004 Incentive Plan" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code of 1986, as amended (the "Revenue Code") and the 2004 Incentive Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

        A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR. SARs may be granted in connection with other awards or independently. The maximum term of a SAR is ten years from the date of grant. A SAR granted in connection with an option is only exercisable if and to the extent that the related option is exercisable. Upon exercise of a SAR, the holder receives the spread value in common stock (valued at fair market value at date of exercise), in cash, or in a combination of common stock and cash. SARs limited to certain periods of time around a significant event, such as a change in control, may also be granted under the 2004 Incentive Plan.

        A restricted stock award is an award typically for a fixed number of shares of common stock, which is subject to vesting or other restrictions. The Administrator must specify the price, if any, or services the recipient must provide for the shares of restricted stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. Unless the Administrator otherwise provides in an award agreement, a restricted stock award confers voting and dividend rights prior to vesting.

        The other types of awards that may be granted under the 2004 Incentive Plan include performance share awards, as described below, and other awards granted consistent with Section 13 of the 2004 Incentive Plan.

        Special Performance-Based Awards.    The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the Revenue Code ("Special Performance-Based Awards"). Special Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2004 Incentive Plan (including options and SARs which may also qualify as performance-based awards for Section 162(m) purposes). Special Performance-Based Awards may be in the form of restricted stock, SARs, performance stock, performance units, or other rights, whether or not related to stock values or appreciation, and whether payable in cash, common stock or a combination thereof.

        The vesting or payment of Special Performance-Based Awards (other than options or SARs) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: net earnings, operating earnings or income, absolute and/or relative return on equity or assets, cost containment or reduction, earnings per share, cash flow, earnings growth or revenue growth or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

        Special Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading "Authorized Shares; Limits on Awards" above). Before any Special Performance-Based Award (other than an option or SAR) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Special Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

        Acceleration of Awards; Possible Early Termination of Awards.    Generally, and subject to limited exceptions set forth in the 2004 Incentive Plan, if any person acquires more than 20% of the outstanding Common Stock or combined voting power of the Company, if certain changes in a majority of the Board of Directors occur over a period of not longer than two years, if shareholders approve certain mergers or consolidations involving more than a 20% change in ownership, or shareholders approve certain reorganizations or a sale or other disposition of all or substantially all of the Company's assets, or if the Company is liquidated, then awards then-outstanding under the 2004 Incentive Plan may become fully vested or paid, as applicable, and may terminate or be terminated in such circumstances. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2004 Incentive Plan.

        Transfer Restrictions.    Subject to certain exceptions contained in Section 15 of the 2004 Incentive Plan, awards under the 2004 Incentive Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws.

        Adjustments.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2004 Incentive Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are generally subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

        No Limit on Other Authority.    Except as expressly provided with respect to the termination of the authority to grant new awards under the 1996 Incentive Plan if shareholders approve the 2004 Incentive Plan, the 2004 Incentive Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

        Termination of or Changes to the 2004 Incentive Plan.    The Board of Directors may amend or terminate the 2004 Incentive Plan at any time and in any manner except that no amendment or termination will be effective without shareholder approval to the extent required by Section 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by applicable law, regulation, or any applicable listing agency or required under Sections 162, 422 or 424 of the Revenue Code or deemed necessary or advisable by the Board of Directors. (However, adjustments as a result of stock splits or similar events will not be considered an amendment requiring shareholder approval.) Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2004 Incentive Plan will terminate on April 9, 2014, which is the 10-year anniversary of the date that the Board approved the 2004 Incentive Plan. Outstanding awards, as well as the Administrator's authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator, but the consent of the award holder is required if the amendment (or any plan amendment) adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2004 Incentive Plan

        The U.S. federal income tax consequences of the 2004 Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2004 Incentive Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

        With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

        The current federal income tax consequences of other awards authorized under the 2004 Incentive Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and cash and stock-based performance awards, stock units, and other types of awards are generally subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

        If an award is accelerated under the 2004 Incentive Plan in connection with a "change in control" (as this term is used under the Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not "performance-based" within the meaning of Section 162(m) of the Revenue Code may not be permitted to be deducted by the Company in certain circumstances.

Specific Benefits under the 2004 Equity Incentive Plan

        The Company has not approved any awards that are conditioned upon shareholder approval of the 2004 Incentive Plan. The Company is not currently considering any other specific award grants under the 2004 Incentive Plan. If the 2004 Incentive Plan had been in existence in fiscal 2003, the Company expects that its award grants for fiscal 2003 would not have been substantially different from those actually made in that year under the 1996 Incentive Plan. For information regarding stock-based awards granted to the Company's named executive officers during fiscal 2003, see the material under the heading "Executive Compensation and Certain Transactions" herein.

        The closing market price for a share of the Common Stock as of April 5, 2004 was $18.44 per share. If shareholders approve the 2004 Incentive Plan, the Company plans to register the 10,000,000 shares available for issuance under the 2004 Incentive Plan under the Securities Act of 1933, as amended.

EQUITY COMPENSATION PLAN INFORMATION

        The Company currently maintains three equity compensation plans: the 1996 Incentive Plan, the Guess?, Inc. 1996 Non-Employee Directors' Stock Grant and Stock Option Plan (the "Non-Employee Directors' Plan"), and the Guess?, Inc. 2002 Employee Stock Purchase Plan (the "Stock Purchase Plan"), each of which have been approved by the Company's shareholders. Shareholders are also being asked to approve a new equity compensation plan, the 2004 Incentive Plan, as described above.

        The following table sets forth, for each of the Company's equity compensation plans, the number of shares of Common Stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2003.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by shareholders	1,916,358	$9.83	3,197,243	(1)
Equity compensation plans not approved by shareholders	0	0	0

Total	1,916,358	$9.93	3,197,243

(1)
Of this number, 1,115,913 shares were available at December 31, 2003 for future issuance under stock options, SARs, restricted stock awards, performance share awards or performance units under the 1996 Incentive Plan. If shareholders approve the 2004 Incentive Plan at the Annual Meeting, no additional awards will be granted under the 1996 Incentive Plan as of the Annual Meeting. Of this number, 228,340 shares were available at December 31, 2003 for future issuance under stock options and restricted stock awards under the Non-Employee Directors' Plan. Of this number, 1,852,990 shares were available at December 31, 2003 for future issuance pursuant to the Stock Purchase Plan.

Vote Required for Approval of the 2004 Equity Incentive Plan

        The Board of Directors believes that the adoption of the 2004 Incentive Plan will promote the interests of the Company and our shareholders and will help us and our subsidiaries continue to be able to attract, retain and reward persons important to our success.

        Three of the members of our Board of Directors are eligible for awards under the 2004 Incentive Plan and thus have a personal interest in the approval of the 2004 Incentive Plan.

        The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal is required to approve the 2004 Incentive Plan. Accordingly, broker non-votes will not affect the outcome of the vote on the proposal and abstentions will be treated as votes cast against the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the proposal to approve the 2004 Incentive Plan.

        The Board of Directors unanimously recommends a vote FOR the approval of the 2004 Incentive Plan as described above and set forth in Appendix A hereto.

PROPOSAL NO. 3: RATIFICATION OF SELECTION OF
INDEPENDENT AUDITORS
(Item 3 on Proxy Card)

        The firm of KPMG LLP ("KPMG"), the Company's independent auditors for the year ended December 31, 2003, was selected by the Audit Committee, to act in such capacity for the fiscal year ending December 31, 2004, subject to ratification by the shareholders. There are no affiliations between the Company and KPMG, its partners, associates or employees, other than those which pertain to the (i) engagement of KPMG as independent auditors for the Company in the previous year and (ii) engagement of KPMG's Internal Audit Group as internal auditors for the Company commencing in

October 2000 and ending on June 30, 2003. KPMG has served as the Company's independent auditors since 1990. Even if KPMG's appointment is ratified by the shareholders, the Audit Committee may, at its discretion, appoint a new independent auditing firm if it determines that such a change would be in the best interests of the Company and its shareholders. We expect a representative of KPMG to be present at the Annual Meeting to respond to appropriate questions and to make such statements as he or she may desire.

        The favorable vote of a majority of votes cast regarding the proposal is required to ratify the selection of KPMG. Accordingly, broker non-votes will not affect the outcome of the vote on the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the proposal to ratify the selection of KPMG to serve as independent auditors for the Company for the fiscal year ending December 31, 2004.

        The Board of Directors unanimously recommends a vote FOR the ratification of KPMG LLP.

RELATIONSHIP WITH INDEPENDENT AUDITORS

        The firm of KPMG has served as the Company's independent auditors since 1990 and served as the Company's independent auditors for the fiscal year ended December 31, 2003. As stated in Proposal No. 3, the Audit Committee has selected KPMG to serve as our independent auditors for the fiscal year ending December 31, 2004.

        All fees paid to KPMG were reviewed and considered for independence by the Audit Committee.

Fiscal 2003 Audit Firm Fee Summary

        During fiscal year 2003, we retained our principal auditor, KPMG, to provide services in the following categories and amounts:

	2003	2002
	(dollars in thousands)
Audit fees(1)	$634	$513

All other fees
Audit related fees(2)	$126	$240
Tax fees(3)	217	323
Other non-audit services(4)	43	0

Total all other fees	$386	$563

(1)
"Audit fees" are fees for professional services of the audit of the Company's consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)
"Audit related fees" are fees for internal audit services and assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statement.

(3)
"Tax fees" are fees for tax compliance, tax advice and tax planning.

(4)
"Other non-audit services" are fees for any services not included in the first three categories.

        All non-audit services were pre-approved by our Audit Committee pursuant to the pre-approval policies and procedures described below.

        The Audit Committee has considered whether the provision of non-audit services provided by KPMG is compatible with maintaining KPMG's independence. Before KPMG was engaged by the Company to render audit services, the engagement was approved by the Company's Audit Committee.

        In addition to retaining KPMG to audit our consolidated financial statements for 2003, the Company retained KPMG, as well as other accounting firms, to provide other auditing and advisory services in 2003. The Company understands the need for KPMG to maintain objectivity and independence in its audit of the Company's financial statements. To minimize relationships that could appear to impair the objectivity of KPMG, the Audit Committee has restricted the non-audit services that KPMG may provide to the Company primarily to tax services and has determined that the Company would obtain even these non-audit services from KPMG only when the services offered by KPMG are more effective or economical than services available from other service providers, and, to the extent possible, only after competitive bidding.

        The Audit Committee utilizes a policy pursuant to which the audit, audit-related, and permissible non-audit services to be performed by the independent auditor are pre-approved prior to the engagement to perform such services. Pre-approval is generally provided annually, and any pre-approval is detailed as to the particular service or category of services and is generally limited by a maximum fee amount. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may delegate its pre-approval authority to the Chairman or any other member of the Audit Committee, and any approvals made pursuant to this delegated authority normally will be reported to the Audit Committee at its next meeting. Only the services described in footnote 4 above were pre-approved pursuant to the de minimis exception provided in Section 10A(i)(1)(B) of the Exchange Act.

        The Audit Committee Charter requires that key KPMG partners assigned to our audit be rotated at least every five years and that other KPMG partners be rotated at least every seven years.

REPORT OF THE AUDIT COMMITTEE

        Our Board of Directors has determined that each member of the Audit Committee is an independent director as determined by our Board of Directors, based on the NYSE listing rules and the Company's independence guidelines. Each member of the Audit Committee also satisfies the SEC's additional independence requirement for members of audit committees. In addition, our Board of Directors has determined that Anthony Chidoni is an audit committee "financial expert," as defined by SEC rules.

        The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of the Company's internal audit function and independent auditors, and risk assessment and risk management. We reviewed and discussed with management the audited financial statements contained in the Company's fiscal year 2003 annual report. Also, we reviewed with KPMG, who is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and acceptability of our accounting principles and any other matters that we are required to discuss under generally accepted auditing standards. In addition, we have discussed with KPMG its independence from management and the Company including matters required to be discussed by Statement on Auditing Standards No. 61 as may be amended or supplemented pertaining to communications with audit committees. The Audit Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) as may be amended or supplemented. The Audit Committee also concluded that KPMG's provision of audit and non-audit services to the Company, as described in the previous section, is compatible with KPMG's independence.

        We discussed with KPMG the overall scope and plans of their audits. We met with KPMG, as the Company's independent auditors, with and without management present, to discuss results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting at each of our six meetings in 2003.

        We also relied on the services of KPMG for the internal audit function for the first two quarters of 2003. We engaged KPMG for the internal audit function in 2000 only after carefully reviewing the quality of such services being offered by other service providers. We are of the opinion that the Company's utilization of KPMG's internal audit outsourcing services has not impaired the independence of KPMG as the Company's independent auditors. Nonetheless, consistent with new auditor independence rules, including those related to the Sarbanes-Oxley Act of 2002, and consistent with KPMG's own policies, we began a transition of the internal audit function away from KPMG during 2003 and completed this transition at the end of the second quarter of 2003.

        Relying on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

                      By the Audit Committee,
                      Anthony Chidoni, Chairman
                      Alice Kane
                      Howard Weitzman

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information available to the Company, as of April 5, 2004, with respect to shares of Common Stock held by (i) those persons known to the Company to be the beneficial owners (as determined under the rules of the SEC of more than 5% of such shares, (ii) each individual who served as a Chief Executive Officer during 2003 and the four other most highly compensated executive officers as of December 31, 2003 (the "Named Executive Officers"), (iii) all directors and nominees of the Company, and (iv) as a group, all directors and executive officers of the Company.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner(1)
	Number	Percent of Class(2)
Maurice Marciano(3)	16,155,894	36.77%
Paul Marciano(4)	12,402,268	28.23%
Carlos Alberini(5)	214,226	*
Anthony Chidoni(6)	38,360	*
Vince Dell'Osa(7)	67,500	*
Alice Kane(8)	20,098	*
Nancy Shachtman	30,350	*
Frederick Silny(9)	51,607	*
Howard Weitzman(10)	42,065	*

All directors and executive officers as a group (9 persons)(11)	29,022,368	66.05%

*
Less than 1.0%

(1)
Unless otherwise indicated, the address of the beneficial owner is c/o Guess?, Inc., 1444 South Alameda Street, Los Angeles, California 90021. Except as described below and subject to applicable community property laws and similar laws, each person listed above has sole voting and investment power with respect to such shares. This table is based upon information supplied by officers, directors and principal shareholders.

(2)
The percentage is calculated on the basis of the amount of outstanding shares of Common Stock, excluding shares held for the account of the Company and including shares that may be acquired upon the exercise of options exercisable within 60 days of April 5, 2004. The number of shares of Common Stock outstanding on April 5, 2004 was 43,940,466.

(3)
Includes shares of Common Stock beneficially owned by Maurice Marciano as follows: 15,879,559 shares held indirectly as sole trustee of the Maurice Marciano Trust; 10,000 shares held indirectly as sole advisor of the Maurice Marciano 1990 Children's Trust; 256,300 shares held indirectly as president of the Maurice Marciano Family Foundation; 10,000 shares held by his wife and 35 shares held as sole trustee of the Maurice Marciano Gift Trust FBO Caroline Marciano.

(4)
Includes shares of Common Stock beneficially owned by Paul Marciano as follows: 12,261,398 shares held indirectly as sole trustee of the Paul Marciano Trust and 140,870 shares held indirectly as co-trustee of the Maurice Marciano 2001 Children's Trust.

(5)
Includes shares of Common Stock beneficially owned by Carlos Alberini as follows: 200,000 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of April 5, 2004, pursuant to the 1996 Incentive Plan.

(6)
Includes shares of Common Stock beneficially owned by Anthony Chidoni as follows: 32,360 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of April 5, 2004, pursuant to the Non-Employee Directors' Plan.

(7)
Includes shares of Common Stock beneficially owned by Vince Dell'Osa as follows: 67,500 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of April 5, 2004, pursuant to the 1996 Incentive Plan.

(8)
Includes shares of Common Stock beneficially owned by Alice Kane as follows: 8,098 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of April 5, 2004, pursuant to the Non-Employee Directors' Plan.

(9)
Includes shares of Common Stock beneficially owned by Frederick Silny as follows: 40,000 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of April 5, 2004, pursuant to the 1996 Incentive Plan.

(10)
Includes shares of Common Stock beneficially owned by Howard Weitzman as follows: 36,065 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of April 5, 2004, pursuant to the Non-Employee Directors' Plan.

(11)
Includes 384,023 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 5, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company is engaged in various transactions with entities affiliated with trusts for the respective benefit of Maurice, Paul and their brother Armand Marciano, and certain of their children (the "Marciano Trusts"). The Company believes that the arrangements involving each of the companies in which the Marciano Trusts have an investment and related party transactions discussed below were entered into on terms no less favorable to the Company than could have been obtained from an unaffiliated third party.

License Agreements and Licensee Transactions

        On September 28, 1990, the Company entered into a license agreement with Charles David of California ("Charles David"). The Marciano Trusts and Nathalie Marciano (the spouse of Maurice Marciano) together own 50% of Charles David, and the remaining 50% is owned by the father-in-law of Maurice Marciano. The license agreement grants Charles David the rights to manufacture worldwide and distribute worldwide (except Japan and certain European countries) for men, women and some children, leather and rubber footwear which bear the Company trademark. The license also includes related shoe care products and accessories. Gross royalties earned by the Company under such license agreement for the fiscal year ended December 31, 2003, and for the first quarter ended March 27, 2004, were $2.4 million and $0.8 million, respectively. Additionally, the Company purchased $5.9 million and $2.1 million, respectively, of products from Charles David for resale in the Company's retail stores during the same periods. The Charles David license agreement was terminated effective December 31, 2004 for athletic footwear and June 30, 2005 for fashion footwear.

        On January 1, 2003, the Company entered into a license agreement with BARN S.r.l. ("Barn"), an Italian corporation, under which the Company granted Barn the right to manufacture and distribute children's clothing in certain territories of Europe. The license has an initial term of three years and has terms substantially similar to the Company's other license agreements. Two key employees of the Company's wholly-owned subsidiary Guess Italia, S.r.l. own Barn. In addition, Guess Italia, S.r.l. provides office space and services for Barn. Gross royalties earned by the Company under such license agreement for the fiscal year ended December 31, 2003, and for the first quarter ended March 27, 2004, were $0.3 million and $0.1 million, respectively.

Leases

        The Company leases manufacturing, warehouse and administrative facilities from partnerships affiliated with the Marciano Trusts and certain of their affiliates. There were two leases in effect at December 31, 2003, which expire in February 2006 and July 2008. The total lease payments to these limited partnerships are currently $0.2 million per month.

        Aggregate lease payments under leases in effect for the fiscal year ended December 31, 2003, and for the first quarter ended March 27, 2004, were $3.4 million and $0.8 million, respectively.

Indebtedness of Management

        Pursuant to his employment agreement, on March 22, 2001, the Company loaned Carlos Alberini $1,000,000 for the purchase of his primary residence in Los Angeles (the "Relocation Loan"). The Relocation Loan was secured by a second deed of trust on the residence at an interest rate of seven percent (7%) per annum; provided that no interest accrues during Mr. Alberini's employment with the Company. On May 14, 2003, the Relocation Loan was repaid in full by Mr. Alberini.

DIRECTORS AND EXECUTIVE OFFICERS

        The directors and executive officers of the Company as of April 5, 2004 are as follows:

Name	Age	Position
Maurice Marciano	55	Director, Co-Chairman of the Board and Co-Chief Executive Officer
Paul Marciano	51	Director, Co-Chairman of the Board and Co-Chief Executive Officer
Carlos Alberini	48	Director, President and Chief Operating Officer
Anthony Chidoni	52	Director
Vince Dell'Osa	41	Vice President of Retail
Alice Kane	56	Director
Nancy Shachtman	47	President of Wholesale
Frederick Silny	53	Senior Vice President and Chief Financial Officer
Howard Weitzman	64	Director

        With respect to the directors named above, Anthony Chidoni, Alice Kane, and Howard Weitzman are deemed to be "independent" directors under the NYSE listing rules.

        Maurice Marciano, age 55, who was one of the founders of the Company in 1981, has served as Co-Chairman of the Board and Co-Chief Executive Officer since November 15, 1999. Mr. Marciano served as Chairman of the Board and Chief Executive Officer of the Company from August 1993 to November 15, 1999. Mr. Marciano served as President of the Company from June 1990 to September 1992 and as Executive Vice President from 1981 until June 1990. Mr. Marciano's direct supervisory responsibilities include design, merchandising and manufacturing. Additionally, Mr. Marciano, along with his brother Mr. Paul Marciano, is responsible for the Company's corporate marketing. From February 1993 to May 1993, Mr. Marciano was Chairman, Chief Executive Officer and Director of Pepe Clothing USA, Inc. Mr. Marciano has served as a director of the Company since 1981 (except for the period from January 1993 to May 1993) and his present term as a Class III director will expire at the 2005 annual meeting of shareholders.

        Paul Marciano, age 51, joined the Company two months after its inception in 1981 and has served as creative director for the Company's advertising worldwide, and served as President and Chief Operating Officer of the Company from September 1992 to December 2000. Mr. Marciano has served as Co-Chairman and Co-Chief Executive Officer of the Company since November 15, 1999.

Mr. Marciano's responsibilities include direct supervisory responsibility for the Company's global advertising and image, licensing, international business and the retail operation. Additionally, Mr. Marciano, along with his brother Maurice Marciano, is responsible for the Company's corporate marketing. Mr. Marciano served as Senior Executive Vice President of the Company from August 1990 to September 1992 and has served as a director of the Company since 1990. His present term as a Class II director will expire at the Annual Meeting.

        Carlos Alberini, age 48, joined the Company in December 2000 as President and Chief Operating Officer. Mr. Alberini is responsible for product sourcing, logistics, retail sales (including store operations and real estate), MIS, finance, human resources, legal (excluding litigation management) and wholesale sales for the Company. Prior to joining the Company, Mr. Alberini served as Senior Vice President and Chief Financial Officer of Footstar, Inc. from October 1996 to December 2000. Prior to his position at Footstar, Inc., from May 1995 to October 1996 Mr. Alberini served as Vice President of Finance and Acting Chief Financial Officer of the Melville Corporation, from 1987 to 1995 he served as Corporate Controller and rose to Senior Vice President and Chief Financial Officer and Treasurer of The Bon Ton Stores, and he spent 10 years with Price Waterhouse until leaving the firm as an audit manager in 1987. Mr. Alberini has served as a director of the Company since December 11, 2000, and his present term as a Class I director will expire at the 2006 annual meeting of Shareholders.

        Anthony Chidoni, age 52, is the principal and owner of Lorelle Capital, a private hedge fund. From January 1990 to February 2004, he was the Managing Director of Private Client Business in the Los Angeles office of investment bank Credit Suisse First Boston, and its predecessor Donaldson Lufkin & Jenrette, where he had served in various positions for 21 years. Mr. Chidoni has served as a director of the Company since November 2002 and his present term as a Class II director will expire at the Annual Meeting.

        Vincent Dell'Osa, age 41, joined the Company in April 1995 and has served as the Vice President of the retail division of the Company since December 1999. Mr. Dell'Osa is responsible for all retail division stores (Retail, Factory, Kids, and Canada). He is also responsible for Store Operations, Training, Communications, Recruiting, Real Estate, Construction and Loss Prevention. He served as Director of Stores for the Company from 1998 to 1999 and before that as Regional Director of Stores. Prior to joining the Company, Mr. Dell'Osa served as Vice President of stores for Cignal, a division of Merry-Go-Round Enterprises. He worked for Merry-Go-Round Enterprises in various positions from 1979 to 1995.

        Alice T. Kane, age 56, was the Chairman of Blaylock Asset Management from September 2002 through March 2004 and had been providing consulting services for Blaylock & Partners, L.P. since December 2001. Prior to that, Ms. Kane was the President of American General Fund Group and Chairman of VALIC Group Annuity Funds with over $18 billion in assets under management. Ms. Kane joined American General Corporation, one of the nation's largest diversified financial organizations with assets of approximately $98 billion, as Executive Vice President of their investments advisory subsidiary, American General Investment Management L.P. in June 1998. Prior to joining American General Corporation, Ms. Kane served her entire financial services industry career at New York Life Insurance Company where she joined the company in 1972. Up until her departure from New York Life, she was Executive Vice President and Chief Marketing Officer after serving as Executive Vice President with responsibility for managing the company's asset management division from 1994 to 1997. Ms. Kane was also Chairman of New York Life's MainStay Mutual Funds, and served as General Counsel of New York Life from 1986 to 1995. Ms. Kane has served as a director of the Company since June 1998 and her present term as a Class I director will expire at the 2006 annual meeting of Shareholders.

        Nancy Shachtman, age 47, has been President of Wholesale since November 1998 (except for the period from March 2002 through August 2002). From January 1998 through November 1998,

Ms. Shachtman served as President of Sales. From October 1986 through January 1998, Ms. Shachtman served in various sales and merchandising positions for the Company including Vice President of Sales and Merchandising.

        Frederick G. Silny, age 53, joined the Company as Senior Vice President and Chief Financial Officer in November 2001 from CarsDirect.com, Inc., where he was Chief Financial Officer and Corporate Secretary from 1999. Prior to that, he spent 10 years at IHOP Corp., the parent company of a leading chain of family restaurants, serving as Chief Financial Officer, Vice President-Finance and Treasurer. Between 1979 and 1989, Mr. Silny held a variety of financial and operational positions with Carnation Company, now a division of Nestle, and from 1982 to 1984, he headed international treasury for Litton Industries, Inc. He began his career as a certified public accountant with Coopers & Lybrand in 1976.

        Howard L. Weitzman, 64, has been a partner at Proskauer Rose LLP in the Litigation and Dispute Resolution Department since August 1998 and has been a practicing attorney for 37 years. From September 1995 through August 1998, Mr. Weitzman was Executive Vice President, Corporate Operations for Universal Studios (then MCA) and, during his tenure, he also ran the Theme Parks division for one year. Mr. Weitzman was chairman and one of the managing partners in the firm of Katten Muchin Zavis & Weitzman from 1991 through 1995 and was one of the managing partners of the Wyman Bautzer firm from 1986 through 1991. Prior to 1986, Mr. Weitzman had his own law firm for 22 years. In addition to his legal experience, Mr. Weitzman taught at the University of Southern California Law School for 12 years and has been a frequent speaker and lecturer at many law schools, seminars and symposiums. Mr. Weitzman has also been a guest on many national, local and syndicated television and radio shows. Mr. Weitzman currently practices law and acts as a consultant to several businesses. Mr. Weitzman has served as a director of the Company since May 2002 and his present term as a Class III director will expire at the 2005 annual meeting of Shareholders.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Independence, Structure and Committee Composition

        As of the date of this Proxy Statement, the Board is composed of six directors, three of whom qualify as independent directors pursuant to the rules adopted by the SEC applicable to the corporate governance standards for companies listed on the NYSE. Since July 29, 2003, there has been one vacancy on the Board of Directors, which the Board expects to fill as promptly as feasible with a director who satisfies the independence requirements of the NYSE and SEC. In determining independence, the Board affirmatively determines that directors have no material relationship with the Company. When assessing materiality, the Board considers all relevant facts and circumstances including, without limitation, transactions between the Company and the director directly or organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions. The Board further considers whether the transactions were at arm's length in the ordinary course of business and whether the transactions were consummated on terms and conditions similar to those of unrelated parties. In addition, the Board uses the following categorical standards to determine director independence: (1) not being a present or former employee, or having an immediate family member as an executive officer, of the Company within the past three years; (2) not personally receiving, or having an immediate family member receive, more than $100,000 per year of direct compensation other than for Board or committee service, pension or other forms of deferred compensation for prior service or more than $100,000 per year of compensation paid to an immediate family member who is a non-executive employee of the Company; (3) not being employed within the past three years in any capacity, or having an immediate family member employed in a professional capacity, by the Company's independent auditors, KPMG; (4) not being employed, or having an immediate family member employed, within the past three years as an executive officer of another company where now or at any time during the past three years any of the Company's present executive officers serve or served on the other company's compensation committee; (5) not being an executive officer or employee, or having an immediate family member who is an executive officer, of a company that makes or made payments to, or receives or received payments from, the Company, for property or services in an amount which, in 2003 or any of the three preceding calendar years, exceeds or exceeded the greater of $1 million, or 2% of the other company's consolidated gross revenues; (6) not being an executive officer of a charitable organization of which the Company has within the preceding three years made any contributions to that organization in any single fiscal year that exceeded the greater of $1 million, or 2% of the charitable organization's consolidated gross revenues; (7) not accepting directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries, provided that compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service) and (8) not being an affiliated person of the Company or any of its subsidiaries.

        Applying these categorical standards, the Board determined that the following directors qualify as independent: Anthony Chidoni, Alice Kane and Howard Weitzman (the "Independent Directors"). Each of the members of each of the committees of the Board is an Independent Director, and, in the case of members of the Audit Committee, also meets the additional criteria for independence of audit committee members set forth in Rule 10A-3(b)(1) under the Exchange Act.

        As of the date of this Proxy Statement, our Board has the following three committees: (1) Audit Committee, (2) Compensation Committee and (3) Nominating and Governance Committee. The membership during the last fiscal year and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on the Company's website at http://www.guess.com/GuessInc/Investors/. The Board of Directors held four meetings during 2003, and each director attended at least 75 percent of the aggregate of the meetings of the Board of Directors and of the committees of which he or she was a member. Directors are encouraged to attend annual meetings of the Company's shareholders. Five directors attended the last annual meeting of shareholders.

Name of Director	Audit Committee		Compensation Committee		Nominating and Governance Committee
Independent Directors:
Anthony Chidoni	X	*	X		X
Alice Kane	X		X		X	*
Howard Weitzman	X		X	*	X
Other Directors
Carlos Alberini
Maurice Marciano
Paul Marciano
Number of Meetings in Fiscal 2003	6		4		N/A

X = Committee member; * = Chair

Audit Committee

        The Audit Committee, which was established on July 30, 1996, assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of the Company's internal audit function and independent auditors, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the

Audit Committee Charter and the Audit Committee's performance; appoints, evaluates and determines the compensation of our independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews our disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on the Company's financial statements. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting and other advisors as the Audit Committee deems necessary to carry out its duties.

        The report of the Audit Committee is included herein on page 14. The Audit Committee Charter is included herein as Appendix B and is also available at:

http://www.guess.com/GuessInc/Investors/

Compensation Committee

        The Compensation Committee, which was established on March 3, 1997, discharges the Board's responsibilities relating to compensation of the Company's officers, oversees the administration of the Company's compensation and benefits plans, in particular the incentive compensation and equity-based plans of the Company and prepares the annual report on the executive compensation required by the rules and regulations of the SEC to be included in the Company's proxy statement.

        The report of the Compensation Committee is included herein on page 30. The Compensation Committee Charter is included herein as Appendix C and is also available at:

http://www.guess.com/GuessInc/Investors/

Nominating and Governance Committee

        The Nominating and Governance Committee, which was established on February 26, 2004, assists the Board in identifying individuals qualified to become directors; recommends to the Board the director nominees for the next annual meeting of shareholders, consistent with criteria approved by the Board, and selects, or recommends that the Board select, the director nominees for each annual meeting of shareholders; develops and recommends to the Board a set of Governance Guidelines applicable to the Company; oversees the evaluation of the Company's management and the Board and its committees; and recommends to the Board director assignments and chair appointments for each Board committee, other than the Nominating and Governance Committee. Other specific duties and responsibilities of the Nominating and Governance Committee include: developing membership qualifications and criteria for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; annually, and together with the Chairman of the Compensation Committee, evaluating the performance of the Co-Chairman and Co-Chief Executive Officers; and presenting the results of the review to the Board and to the Co-Chairman and Co-Chief Executive Officers; recommending Board committee assignments; reviewing governance-related shareholder proposals and recommending Board responses; overseeing the evaluation of the Board and management; and conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members. The Chair of the Nominating and Governance Committee receives communications directed to non-management directors. The Nominating and Governance Committee Charter is included herein as Appendix D and is also available at:

http://www.guess.com/GuessInc/Investors/

Consideration of Directors Nominees

Shareholder Nominees

        The policy of the Nominating and Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under "Identifying and Evaluating Nominees for Directors." The Committee will evaluate a prospective nominee suggested by any shareholder in the same manner and against the same criteria as any other prospective nominee identified by the Committee from any other source. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under "Director Qualifications."

        Any shareholder nominations proposed for consideration by the Nominating and Governance Committee should include the following information and documentation:

  •
  the nominator's name, address and phone number and a statement of the number of shares of our Common Stock beneficially owned by the nominator during the year preceding the date of nomination;

  •
  the nominee's name, age, business address, residence address, phone number, principal occupation and a statement of the number of shares of our Common Stock beneficially owned by the nominee during the year preceding the date of nomination;

  •
  a statement of the nominee's qualifications for Board membership;

  •
  a description of all arrangements or understandings between the nominator and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such nominator;

  •
  a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

  •
  a written consent by the nominee to being named as a nominee and to serve as a director if elected.

        Any shareholder nominations for candidates for membership on the Board should be addressed to:

    Guess?, Inc.
    Attn: Chairman of the Nominating and Governance Committee
    c/o Corporate Secretary
    1444 S. Alameda Street
    Los Angeles, California 90021

Director Qualifications

        The Nominating and Governance Committee has established the following minimum criteria for evaluating prospective Board candidates:

  •
  reputation for integrity, strong moral character and adherence to high ethical standards;

  •
  holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment;

  •
  demonstrates business acumen and experience, and ability to exercise sound business judgments in matters that relate to the current and long-term objectives of the Company;

  •
  ability to read and understand basic financial statements and other financial information pertaining to the Company;

  •
  commitment to understand the Company and its business, industry and strategic objectives;

  •
  commitment and ability to regularly attend and participate in meetings of the Board of Directors, Board Committees and shareholders, and to generally fulfill all responsibilities as a director of the Company;

  •
  willingness to represent and act in the interests of all shareholders of the Company rather than the interests of a particular group;

  •
  good health and ability to serve for at least five years; and

  •
  for prospective non-employee directors, independence under SEC and applicable NYSE rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.

        The Nominating and Governance Committee will also consider the following factors in connection with its evaluation of each prospective nominee:

  •
  whether the prospective nominee will foster a diversity of backgrounds and experiences, and will add to or complement the Board's existing strengths;

  •
  whether the nominee possesses the requisite education, training and experience to qualify as "financially literate" or as an audit committee "financial expert" under applicable SEC and NYSE rules; and

  •
  for incumbent directors standing for re-election, the Nominating and Governance Committee will assess the incumbent director's performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company.

Identifying and Evaluating Nominees for Directors

        The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee regularly assesses whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Governance Committee considers properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company's annual meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee which is not proposed by a shareholder. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Executive Sessions

        Executive sessions of non-management directors are held at least four times a year. The sessions are scheduled and chaired by the Chair of the Nominating and Governance Committee. Any non-management director can request that an additional executive session be scheduled.

Communications with the Board

        Individuals may communicate with the Board by submitting an e-mail to the Company's Board at bod@guess.com. All directors have access to this e-mail address. Communications that are intended specifically for non-management directors should be sent to the e-mail address above to the attention of the Chair of the Nominating and Governance Committee.

Governance Guidelines

        The Company's Governance Guidelines, which satisfy the NYSE's listing standards for "corporate governance guidelines," are available at http://www.guess.com/GuessInc/Investors/. Any person may request a copy of the Company's Governance Guidelines, at no cost, by writing to us at the following address: Guess?, Inc., 1444 South Alameda Street, Los Angeles, California 90021, Attn: General Counsel.

Code of Conduct

        The policies comprising our code of conduct are set forth in the Company's Code of Conduct (the "Code of Conduct"), which was attached as an exhibit to our annual report on Form 10-K for the year ended December 31, 2003. These policies satisfy the SEC's requirements for a "code of ethics," and apply to all directors, officers (including our principal executive officers, principal financial officer and principal accounting officer or controller) and employees. The Code of Conduct is published on our website at http://www.guess.com/GuessInc/Investors/. Any person may request a copy of the Code of Conduct, at no cost, by writing to us at the following address: Guess?, Inc., 1444 South Alameda Street, Los Angeles, California 90021, Attn: General Counsel.

Indemnification of Directors

        The General Corporation Law of the State of Delaware provides that a company may indemnify its directors and officers as to certain liabilities. The Company's Restated Certificate of Incorporation and Bylaws provide for the indemnification of its directors and officers to the fullest extent permitted by law, and the Company has entered into separate indemnification agreements with each of its directors and officers to effectuate these provisions and to purchase directors' and officers' liability insurance. The effect of such provisions is to indemnify, to the fullest extent permitted by law, the directors and officers of the Company against all costs, expenses and liabilities incurred by them in connection with any action, suit or proceeding in which they are involved by reason of their affiliation with the Company.

EXECUTIVE COMPENSATION

        The following table sets forth each component of compensation paid or awarded to, or earned by, the Named Executive Officers for the fiscal years ended December 31, 2001, 2002 and 2003.

Summary Compensation Table

Long Term Compensation
Annual Compensation
					Restricted Stock Award(s) ($)	Securities Underlying Options (#)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation(1) ($)			All Other Compensation(2) ($)
Maurice Marciano Co-Chairman of the Board and Co-Chief Executive Officer	2003 2002 2001	900,000 900,000 540,000	300,000 0 0	158,416 164,328 86,328	0 0 0	0 0 0	1,442 2,750 1,431
Paul Marciano Co-Chairman of the Board and Co-Chief Executive Officer	2003 2002 2001	900,000 900,000 540,000	600,000 0 0	106,101 103,751 125,198	0 0 0	0 0 0	1,442 1,192 1,431
Carlos Alberini(3) President and Chief Operating Officer	2003 2002 2001	520,192 650,000 650,000	160,000 0 0	34,910 159,123 142,244	0 0 0	100,000 0 0	3,000 1,058 0
Vince Dell'Osa Vice President of Retail Stores	2003 2002 2001	256,800 254,434 245,008	25,500 32,000 0	22,155 23,791 22,032	0 82,008 0	20,000 20,000 20,000	2,499 0 0
Nancy Shachtman(4) President of Wholesale	2003 2002 2001	400,000 507,692 555,692	50,500 50,000 0	25,633 31,137 0	0 208,000 0	50,000 100,000 25,000	0 0 1,875
Frederick Silny(5) Senior Vice President and Chief Financial Officer	2003 2002 2001	306,664 300,000 34,615	95,767 0 0	18,463 19,008 0	0 0 55,700	0 0 80,000	0 0 0

(1)
Includes the following amounts paid for transportation on behalf of: Mr. Maurice Marciano, $71,896 in 2001, $148,283 in 2002 and $129,925 in 2003; Mr. Paul Marciano, $98,619 in 2001, $75,332 in 2002 and $82,348 in 2003. Also, includes $131,531 in 2002 and $130,000 in 2001 paid on behalf of Mr. Alberini in connection with his relocation to Los Angeles in 2001. (See "Certain Relationships and Related Transactions—Leases.")

(2)
Consists solely of contributions to the Company's 401(k) Plan, dated January 1, 1992, as amended, by the Company on behalf of such executive officers.

(3)
Mr. Alberini joined the Company on December 11, 2000. Mr. Alberini waived the Guaranteed Bonus (as defined under "Employment Agreements") due to him in 2001 under his employment agreement, as amended. See "Employment Agreements."

(4)
On October 31, 2001, Ms. Shachtman relinquished her duties as an executive officer of the Company and resigned her employment effective February 28, 2002. Salary includes $264,519 received as severance payments in 2002. Ms. Shachtman rejoined the Company on September 2, 2002.

(5)
Mr. Silny joined the Company on November 12, 2001.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
	Number of Securities Underlying Options Granted(1) (#)	Percent of Total Options Granted to Employees in Fiscal Year (%)
Name			Exercise or Base Price ($/Share)	Expiration Date	5% ($)	10% ($)
Maurice Marciano	0	0	0	N/A	0	0
Paul Marciano	0	0	0	N/A	0	0
Carlos Alberini	100,000	16.06	7.31	7/29/2013	1,190,722	1,896,026
Vince Dell'Osa	20,000	3.21	3.63	3/26/2013	118,258	188,306
Nancy Shachtman	50,000	8.03	7.31	7/29/2013	595,361	948,013
Frederick Silny	0	0	0	N/A	0	0

(1)
The options identified in this table were granted under the 1996 Incentive Plan and are exercisable in equal 25% installments on each of the first four anniversaries of the date of grant. In the event a Named Executive Officer terminates his or her employment for any reason other than death, disability or retirement, his or her options may thereafter be exercised, to the extent they were exercisable on the date of termination, for a period of 60 days from the date of such termination of employment.

(2)
The potential gains shown are net of the option exercise price and do not include the effect of any taxes associated with exercise. The amounts shown are for the assumed rates of appreciation only, do not constitute projections of future stock performance and may not necessarily be realized. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock, continued employment of the optionee through the term of the option and other factors.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

        The following table provides information regarding the number and value of unexercised options to purchase the Common Stock held by the Named Executive Officers as of December 31, 2003, based upon a value of $12.07 per share, which was the closing price of the Common Stock on the NYSE on December 31, 2003.

Name	Shares Acquired on Exercise ($)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Fiscal Year-End Exercisable/Unexercisable (#)	Value of Unexercised In-the-Money Options At Fiscal Year-End Exercisable/Unexercisable ($)
Maurice Marciano	0	0	0/0	0/0
Paul Marciano	0	0	0/0	0/0
Carlos Alberini	0	0	300,000/300,000	2,232,000/1,964,000
Vince Dell'Osa	22,500	188,275	57,500/52,500	7,885/286,700
Nancy Shachtman	25,000	219,500	0/125,000	0/752,500
Frederick Silny	0	0	40,000/40,000	259,600/259,600

EMPLOYMENT AGREEMENTS

        The Company has entered into individual employment agreements (the "Executive Employment Agreements") with each of Maurice Marciano and Paul Marciano (the "Executives"). The initial term of the Executive Employment Agreements began on August 13, 1996 (the "Effective Date") and terminated on the third anniversary of the Effective Date. However, the Executive Employment Agreements automatically extend after the initial term for successive one-year terms, unless notice not to extend is given by either party at least 90 days prior to the end of the then current term. No notice has been given. The Executive Employment Agreements provide for an annual base salary of $900,000 for each of Maurice Marciano and Paul Marciano, which may be increased by the Compensation Committee based on annual reviews. In addition, the Executive Employment Agreements provide for annual bonuses to be determined in accordance with the Company's Annual Incentive Bonus Plan, with a maximum bonus equal to 160% of base salary. Commencing on the expiration of the term of an Executive Employment Agreement, or earlier should an Executive Employment Agreement be terminated other than due to the Executive's death or for cause (as defined in the Executive Employment Agreements), the Company and Maurice Marciano or Paul Marciano, as the case may be, will enter into a two-year consulting agreement under which such Executive will render certain consulting services for which the Company will pay an annual consulting fee equal to 50% of such Executive's annual base salary, as in effect immediately prior to the commencement of the consulting period. In addition, each Executive is entitled to certain fringe benefits, including full Company-paid health and life insurance for himself and his immediate family during his lifetime. If any of the Executives is terminated without cause or resigns for good reason (as such terms are defined in the Executive Employment Agreements), then such Executive will receive as severance his then current base salary and annual target bonus for the remainder of his term of employment. The Executive will also continue to participate in Company-sponsored health and life insurance, and other fringe benefit plans and programs during the severance period. Each Executive Employment Agreement further provides that upon the death or permanent disability of the Executive, such Executive (or his beneficiary) will receive a pro rata portion of his annual target bonus for the year in which the Executive's death or permanent disability occurs. The Executive Employment Agreements also include certain noncompetition, nonsolicitation and confidentiality provisions.

        In November 2000, Carlos Alberini entered into an employment agreement with the Company, as amended, (the "Alberini Employment Agreement") for a term commencing on December 11, 2000 through December 31, 2003 (the "Term"). The Alberini Employment Agreement was amended on June 16, 2003 and provides for a month-to-month term after December 31, 2003. The Alberini Employment Agreement provides for an annual base salary of $400,000, which may be increased by the Compensation Committee based on annual reviews. In addition, the Alberini Employment Agreement provides for annual bonuses to be determined in accordance with the Company's Annual Incentive Bonus Plan, with a maximum bonus equal to 120% of base salary if the applicable stretch performance goals (as defined in the Bonus Plan) are met. The Alberini Employment Agreement also provided for a guaranteed bonus of $260,000 payable in two prorated installments (December 31, 2000 and December 11, 2001). He subsequently waived his right to receive the Guaranteed Bonus due to him in 2001. On December 11, 2000, Mr. Alberini was granted 205,680 restricted shares of Common Stock under the 1996 Incentive Plan which shares vested as follows: 105,680 shares on January 1, 2002, 50,000 shares on January 1, 2003 and 50,000 shares on January 1, 2004. He was also granted stock options for 500,000 shares of Common Stock under the 1996 Incentive Plan with an exercise price equal to the closing price on December 11, 2000 and which vests in five equal annual installments beginning on December 31, 2001. On July 29, 2003, Mr. Alberini was granted a stock option for an additional 100,000 shares of Common Stock under the 1996 Incentive Plan with an exercise price equal to the closing price on July 29, 2003 and which vests in four equal annual installments beginning July 29, 2004. Mr. Alberini is eligible to participate in the Company's 401(k) Plan and is entitled to other similar benefits provided to senior executives. If Mr. Alberini's employment is terminated by the Company at any time other than for his death, disability or for cause or if Mr. Alberini terminates his employment for good reason (as such terms are defined in the Alberini Employment Agreement), the Company and Mr. Alberini will enter into a consulting agreement for up to twelve months under which Mr. Alberini will render consulting services for which the Company will pay an annualized consulting fee equal to Mr. Alberini's base salary, as in effect prior to the commencement of the consulting period. In addition, Mr. Alberini will be entitled to receive continued vesting of any then outstanding options over the term of the consulting period. The Alberini Employment Agreement also includes certain noncompetition, nonsolicitation and confidentiality provisions. In addition, the Alberini Employment Agreement provided that Mr. Alberini was eligible for reimbursement by the Company for relocation expenses and assistance with respect to the purchase of a primary residence in Los Angeles.

        On October 22, 2001, the Company extended an offer of employment to Frederick Silny (the "Silny Letter"). Pursuant to the Silny Letter, Mr. Silny receives a base salary of $300,000 per year. In addition, the Silny Letter provides for annual bonuses to be determined in accordance with the Company's Annual Incentive Bonus Plan. Pursuant to the Silny Letter, Mr. Silny was granted incentive stock options to purchase 71,684 shares of Common Stock and non-qualified stock options to purchase 8,316 shares of Common Stock under the 1996 Incentive Plan which vest over a period of four years beginning on the first anniversary of the date of grant. In addition, Mr. Silny was granted 10,000 shares of restricted Common Stock under the 1996 Incentive Plan which vest over a three year period beginning on the first anniversary of the date of grant. The Silny Letter also provides for a severance payment in an amount equal to six months of base salary and health and disability benefits, upon termination of Mr. Silny's employment by the Company for reasons other than for cause. The amount of the severance payment that would be due to Mr. Silny is also subject to offset equal to any amounts that he earns from other employment during the period ending six months after his termination.

        On August 16, 2002, the Company extended an offer of employment to Nancy Shachtman (the "Shachtman Letter"). Pursuant to the Shachtman Letter, Ms. Shachtman receives a base salary of $400,000 per year. In addition, the Shachtman Letter provides for annual bonuses to be determined in accordance with the Company's Annual Incentive Bonus Plan. Pursuant to the Shachtman Letter, Ms. Shachtman was granted non-qualified stock options to purchase 100,000 shares of Common Stock under the 1996 Incentive Plan which vest over a period of four years beginning on the first anniversary of the date of grant. In addition, Ms. Shachtman was granted 40,000 shares of restricted Common Stock under the 1996 Incentive Plan which vest over a three year period beginning on the first anniversary of the date of grant. The Shachtman Letter also provides for a car allowance of up to $8,000 per year.

COMPENSATION OF DIRECTORS

        Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors.

        In March 2002, the Board of Directors approved the Non-Employee Directors' Plan which took effect at the 2002 annual meeting of shareholders for all continuing directors and for any newly elected or appointed directors after that meeting. Under the Non-Employee Directors' Plan, directors who are not employees of the Company ("Non-Employee Directors") are entitled to receive an annual retainer fee of $30,000, plus $5,000 annual retainer for each chair of each committee, for their services and attendance fees of $1,500 per Board meeting and $750 per committee member per committee meeting attended. Annual retainer fees may, however, be waived in exchange for non-qualified options to purchase a number of shares of Common Stock equal in value to 2 1/2times that of the fees so waived. The aggregate exercise price of these options is equal to the closing market price of the Common Stock on the day of the grant. The options will become exercisable in 25% installments on the first day of each of the four fiscal quarters following the date of grant. Pursuant to the Non-Employee Directors' Plan, if there is a change in control of the Company (as therein defined), all options become immediately exercisable. Further, under the Non-Employee Directors' Plan, each Non-Employee Director will receive 2,000 shares of restricted Common Stock that vest in full on the earlier of the second anniversary of the date of issuance or on the last day of such Non-Employee Director's term if such terms is served in full. In addition, each Non-Employee Director is entitled to receive similar grants of restricted stock on the first business day of each calendar year thereafter. All Non-Employee Directors are reimbursed for expenses incurred in connection with attendance at Board or committee meetings.

        In addition, under the Non-Employee Directors' Plan, each Non-Employee Director, upon joining the Board of Directors, will receive non-qualified options to purchase 12,000 shares of Common Stock and will receive non-qualified options to purchase an additional 7,500 shares of Common Stock on the first day of each fiscal year thereafter. The exercise price of such options will be equal to the fair market value of the Common Stock on the respective date of grant and the term of the options will be for ten years. The options will become exercisable in 25% installments on each of the first four anniversaries of the date of grant, provided that the options will immediately become exercisable in full upon the occurrence of a change in control of the Company. Further, pursuant to the Non-Employee Directors' Plan, each Non-Employee Director, upon joining the Board of Directors, will receive 2,000 shares of restricted Common Stock which vest in full on the earlier of the second anniversary of the date of issuance or on the last day of such Non-Employee Director's term if such term is served in full.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee during 2003 were Mr. Weitzman, as Chairman, Mr. Chidoni, Ms. Kane and Mr. Socol, who resigned from the Board of Directors in July 2003. None of the Company's executive officers served as a member of the compensation committee of any entity that has one or more executive officers serving on the Board of Directors during the fiscal year ended December 31, 2003.

        No member of the Compensation Committee is an employee or a former officer of the Company or any of its subsidiaries.

COMPENSATION COMMITTEE REPORT

        The report of the Compensation Committee of the Board of Directors with respect to compensation in fiscal 2003 is as follows:

  Compensation Philosophy

        The initial framework of compensation paid to the Company's executive officers was determined at the time of the Company's initial public offering. Based on discussions with the Company's investment bankers and an independent compensation consultant and based on comparisons with other companies in our industry, the Board of Directors established ranges of salary, bonus and stock option compensation for its executive officers. The Company established a Compensation Committee during 1997 which now has responsibilities over the Company's formal policies for executive compensation. In its hiring practices, the Company seeks to obtain the services of the most highly qualified individuals in its industry, and has provided compensation accordingly.

  Components of Compensation

        The principal components of executive officer compensation are generally as follows:

        Base Salary. The base salary of certain of the Named Executive Officers is fixed pursuant to the terms of their respective Employment Agreements. See "Employment Agreements."

        Annual Performance Bonus. Annual bonuses are payable to the Company's executive officers under the Company's Annual Incentive Bonus Plan (the "Bonus Plan") based on the Company's achievement of certain pre-set corporate financial performance targets established for the fiscal year and the individual contribution of each executive officer at the discretion of the Compensation

Committee. The Company met the Bonus Plan's threshold financial targets for the 2003 fiscal year; accordingly, bonuses were payable in 2004 under the Bonus Plan with respect to fiscal 2003. See "Executive Compensation—Summary Compensation Table."

        Long-Term Incentive Compensation. Long-term incentives are provided through stock option grants and other stock-based awards under the 1996 Incentive Plan and, if approved, the 2004 Incentive Plan (collectively, the "Incentive Plans"). Awards under the Incentive Plans are designed to further align the interests of each executive officer with those of the shareholders and provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company's business.

        Compensation of the Co-Chief Executive Officers. Pursuant to the terms of each of their employment agreements entered into at the time of the Company's initial public offering, Maurice Marciano and Paul Marciano each receive a base salary of $900,000 per year. Their maximum bonus is equal to 160% of each of their base salaries. Messrs. Marciano, were not granted any options to purchase shares of Common Stock in 2003. Mr. Paul Marciano received a $600,000 bonus payment and Mr. Maurice Marciano received a $300,000 bonus payment in 2004 under the Bonus Plan with respect to fiscal 2003.

        Compensation of the President and Chief Operating Officer. Pursuant to the terms of his employment agreement, as amended, Carlos Alberini receives a base salary of $400,000 per year. His maximum bonus is equal to 120% of his base salary if the applicable performance goals are met. Mr. Alberini received a bonus payment of $160,000 in 2004 under the Bonus Plan for fiscal year 2003.

        Compliance with Revenue Code Section 162(m). Section 162(m) of the Revenue Code, generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exceptions to Section 162(m) apply with respect to "qualified performance-based compensation" and to compensation paid in certain circumstances by companies in the first few years following their initial public offering. The Company has taken steps to provide that these exceptions will apply to compensation paid to its executive officers, and the Company will continue to monitor the applicability of Section 162(m) to its ongoing compensation arrangements.

By the Compensation Committee,
Howard Weitzman, Chairman Anthony Chidoni Alice Kane

STOCK PERFORMANCE GRAPH

        The SEC requires the Company to present a graph comparing the cumulative total shareholder return on its shares with the cumulative total shareholder return on (1) a broad equity market index and (2) a published industry index or peer group. In the past, the Company compared its performance to the performance of the Standard and Poor's ("S&P") Textile Index. However, the Company believes that the S&P 1500 Apparel Retail Index is now a more appropriate index as it contains a greater number of companies that are representative of our retailing peer group. Beginning with next year's proxy statement, the Company will no longer include the S&P Textile Index in the Stock Performance Graph.

        The Stock Price Performance Graph below compares the most recent five-year performance of the Company with the S&P Textile Index, the S&P 500 Index, and the S&P 1500 Apparel Retail Index. It shows the return on an investment of $100 on December 31, 1998.

CUMULATIVE TOTAL RETURN AT YEAR END
Based upon an initial investment of $100 on December 31, 1998.

	1998	1999	2000	2001	2002	2003
GUESS?, INC.	100.00	451.95	110.40	155.84	87.06	250.81
S&P TEXTILE INDEX	100.00	117.95	81.14	65.07	66.85	89.87
S&P 500 INDEX	100.00	121.04	110.02	96.95	75.52	97.18
S&P 1500 APPAREL RETAIL INDEX	100.00	113.96	82.02	72.29	71.87	98.50

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and any beneficial owner of more than ten percent of a registered class of the Company's equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the SEC and the NYSE. Officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulation to furnish the Company with copies of all such forms that they file.

        Based solely on the Company's review of the copies of Forms 3, 4 and 5 and the amendments thereto received by it for the year ended December 31, 2003, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during the period ended December 31, 2003, all filing requirements were complied with by its executive officers, directors and beneficial owners of more than ten percent of the Common Stock, except for Carlos Alberini and Nancy Shachtman, who each did not timely file one Form 4 relating respectively to a 100,000 and 50,000 option grant on July 2003 and Paul Marciano, who did not timely file one Form 4 relating to a gift of 1,000 shares made in August 2001. These forms were subsequently filed with the SEC.

THE BOARD OF DIRECTORS
Los Angeles, California
April 14, 2004

APPENDIX A

GUESS?, INC.
2004 EQUITY INCENTIVE PLAN

        1.    Purpose.    The purposes of the Guess?, Inc. 2004 Equity Incentive Plan (the "Plan") are to attract, retain and motivate officers and other key employees and consultants of Guess?, Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined), to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of stock of the Company.

        2.    Definitions.    For purposes of the Plan, the following terms shall be defined as follows:

        "Affiliate" and "Associate" have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

        "Award" means an award made pursuant to the terms of the Plan to an Eligible Individual (as hereinafter defined) in the form of Stock Options, Restricted Stock Awards, Performance Share Awards, Performance Units, Special Performance-Based Awards or Stock Appreciation Rights.

        "Award Agreement" means a written agreement granting an Award, which is executed by the Participant and by an officer on behalf of the Company, and containing such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan.

        "Beneficial Owner" has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

        "Board" means the Board of Directors of the Company.

        "Change in Control" of the Company shall be deemed to have occurred when (A) any Person (other than (x) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or (y) Maurice Marciano or Paul Marciano, or any trust established in whole or in part for the benefit of one or more of them or their family members, or any other entity controlled by one or more of them), alone or together with its Affiliates and Associates (collectively, an "Acquiring Person") shall become the Beneficial Owner of twenty percent (20%) or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company (except pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Continuing Directors determine to be in the best interests of the Company and its shareholders (other than an Acquiring Person on whose behalf the offer is being made)), (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the "Continuing Directors") cease for any reason to constitute a majority of the Board, (C) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Surviving Entity (as defined in Section 16 hereof) or any Parent of such Surviving Entity) at least 80% of the Combined Voting Power of the Company, such Surviving Entity or the Parent of such Surviving Entity outstanding immediately after such merger or consolidation, or (D) the shareholders of the Company approve a plan of reorganization (other than a reorganization under the United States Bankruptcy Code) or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; provided, however, that a change in control shall not be deemed to have occurred in the event of (x) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company or (y) any transaction undertaken for the purpose of incorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's common stock.

        "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

        "Combined Voting Power" means the combined voting power of the Company's then outstanding voting securities.

        "Committee" means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan; provided that, prior to the establishment of the Compensation Committee of the Board, or the appointment by the Board of any other committee to administer the Plan, "Committee" means the Board. The Committee shall consist of at least two directors or such number of directors as may be required under applicable law and shall serve at the pleasure of the Board.

        "Common Stock" means the Common Stock, par value $.01 per share, of the Company and such other securities or property as may become the subject of Awards under this Plan, or may become subject to such Awards, pursuant to an adjustment made under Section 16(b) of the Plan.

        "Disability" means, with respect to any Participant, (i) a "total and permanent disability" within the meaning of Section 22(e)(3) of the Code with respect to Incentive Stock Options and, (ii) with respect to Awards other than Incentive Stock Options, that as a result of incapacity due to physical or mental illness, such Participant is, or is reasonably likely to become, unable to perform his or her duties for more than six (6) consecutive months or six (6) months in the aggregate during any twelve (12) month period.

        "Eligible Individuals" means the individuals described in Section 7 who are eligible for Awards under the Plan.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder.

        "Fair Market Value" means, on any given date, the closing price of the shares of Common Stock, as reported on the New York Stock Exchange for such date or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded; provided that if the Common Stock is not then traded on the New York Stock Exchange, Fair Market Value means the fair market value thereof as of the relevant date of determination as determined in accordance with a valuation methodology approved by the Committee.

        "Incentive Stock Option" means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

        "Nonqualified Stock Option" means a Stock Option which is not an Incentive Stock Option.

        "Parent" means any corporation which is a "parent corporation" within the meaning of Section 424(e) of the Code with respect to the relevant entity.

        "Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

        "Performance Share Award" means a conditional Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 11 hereof.

        "Performance Unit" means a conditional Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 12 hereof.

        "Person" means any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

        "Restricted Stock Award" means an Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

        "Retirement" means retirement from active employment with the Company and its Subsidiaries on or after the attainment of age 55, or such other retirement date as may be approved by the Committee for purposes of the Plan and specified in the applicable Award Agreement.

        "Securities Act" means the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder.

        "Special Performance-Based Award" means an Award granted under Section 13, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

        "Stock Appreciation Right" means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 10 hereof.

        "Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.

        "Subsidiary" means (i) with respect to an Incentive Stock Option, any corporation which is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

        "Ten Percent Shareholder" means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

        3.    Administration of the Plan.

          (a)   The Plan shall be administered by the Committee, and the Committee shall make the determinations set forth in this subsection 3(a), based on the recommendations of the Company's management. With respect to Awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code, this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Exchange Act, must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

          (b)   The Committee shall have full power and authority, subject to the express provisions hereof, (i) to select Participants from the Eligible Individuals, (ii) to make Awards in accordance with the Plan, (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award, (iv) to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and including the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not prejudicial to the rights of such Participant in such Award, (v) to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards, (vi) to construe and interpret any Award Agreement delivered under the Plan, (vii) to prescribe, amend and rescind rules and procedures relating to the Plan, (viii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions and (ix) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

          (c)   The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

          (d)   Any action taken by, or inaction of, the Company, any Subsidiary, or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. In making any determination or in taking or not taking any action under this Plan, the Board or a Committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or to third parties.

        4.    Duration of Plan.    The Plan shall remain in effect until terminated by the Board and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated or expire under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after the tenth anniversary of the Effective Date (as defined in Section 19(m)).

        5.    Shares of Stock Subject to the Plan.

          (a)   Subject to adjustment as provided in Section 16(b) hereof, the number of shares of Common Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate, 10,000,000 shares. Such shares may be either authorized but unissued shares, treasury shares or any combination thereof.

          (b)   To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares are delivered in respect of a Stock Appreciation Right or other Award, only the actual number of shares delivered with respect to the Award shall be counted against the share limits of this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under this Plan, shall be available for subsequent awards under this Plan. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to Awards intended as performance-based compensation thereunder.

        6.    Additional Share Limits.    The following limits also apply with respect to Awards granted under this Plan:

          (a)   In accordance with the requirements under Section 162(m) of the Code, no Eligible Individual shall receive grants of Stock Options and SARs with respect to an aggregate of more than 500,000 shares of Common Stock in any calendar year.

          (b)   The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 5,000,000 shares.

          (c)   Additional limits with respect to Special Performance-Based Awards are set forth in Section 13.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 5(b) and Section 16(b).

        7.    Eligible Individuals.    Awards may be granted by the Committee only to those persons who the Committee determines to be Eligible Individuals with the potential to contribute to the future success of the Company or its Subsidiaries. An "Eligible Individual" is any person who is (a) an officer of the Company or its Subsidiaries, (b) a key employee of the Company or its Subsidiaries or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company or its Subsidiaries in a capital-raising transaction or as a market maker or promoter of the Company's or its Subsidiaries' securities) to the Company or its Subsidiaries and who is selected to participate in this Plan by the Committee; provided, however, that a person who is otherwise an Eligible Individual under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Company's eligibility to use Form S-8 to register under the Securities Act the offering and sale of shares issuable under this Plan by the Company or its Subsidiaries or the Company's compliance with any other applicable laws. A Participant may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company or its Subsidiaries.

        8.    Stock Options.    Stock Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options; provided that only employees may be granted Incentive Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a)   Award Agreement. Stock Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, and shall indicate if the option is intended as an Incentive Stock Option.

          (b)   Terms of Stock Options Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase, upon payment of the relevant exercise price, the number of shares of Common Stock specified in the Award Agreement.

          (c)   Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement; provided, however, that with respect to Incentive Stock Options, the exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder.

          (d)   Option Term. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the Stock Option is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

          (e)   Exercisability. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided that a Stock Option shall be freely exercisable within 5 years after the date on which such Stock Option is granted. In no case may a Stock Option be exercised as to less than 100 shares at any one time (or the remaining shares covered by the Stock Option if less than 100) during the term of the Stock Option. Only whole shares shall be issued pursuant to the exercise of any Stock Option. Fractional shares shall be rounded to the nearest whole share. The Committee may provide that Stock Options shall be exercisable in whole or in part based upon length of service or attainment of specified performance criteria. Subject to the first sentence of this paragraph, the Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Option, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

          (f)    Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased, and containing any representations required by the Committee. Such notice shall be accompanied by payment in full of the exercise price either by cash, certified or bank check, or other instrument acceptable to the Committee. As determined by the Committee in its sole discretion, payment of the exercise price may also be made in full or in part by tendering to the Company shares of Common Stock (having a Fair Market Value as of the date of exercise of such Stock Option equal to the exercise price (or such portion thereof)). Common Stock used to pay the exercise price may be shares that are already owned by the Participant, or the Company may withhold shares of Common Stock that would otherwise have been received by the Participant upon exercise of the Stock Option. In its discretion, in accordance with rules and procedures established by the Committee for this purpose, the Committee may also permit a Participant to exercise an Option through a "cashless exercise" procedure approved by the Committee involving a third-party who provides financing for the purpose of (or otherwise facilitates) the purchase or exercise of Awards. The manner in which the exercise price may be paid may be subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the individual under Section 16 of the Exchange Act and compliance with applicable law. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing an exercised Stock Option to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant exercising the Option.

          (g)   Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option until a certificate or certificates evidencing the shares of Common Stock shall have been issued to the Participant and, subject to Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

          (h)   Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under the Plan, if the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company or a Parent or Subsidiary exceeds One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the Code, such Incentive Stock Options shall be treated, to the extent of such excess, as Nonqualified Stock Options.

        9.    Restricted Stock Awards.    Restricted Stock Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

          (a)   Award Agreement. Restricted Stock Awards shall be evidenced by an Award Agreement in such form and containing such restrictions, terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, including, without limitation, restrictions on the sale, assignment, transfer or other disposition of such shares and provisions requiring that a Participant forfeit such shares upon a termination of employment for specified reasons within a specified period of time.

          (b)   Terms of Restricted Stock Awards Generally. Restricted Stock Awards may be granted under the Plan in such form as the Committee may from time to time approve. Restricted Stock Awards may be granted for any lawful consideration approved and deemed appropriate by the Committee, including without limitation, services rendered by the Participant. Restricted Stock Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Restricted Stock Award granted to a Participant, and the Committee may impose different terms and conditions on any particular Restricted Stock Award granted to any Participant. Subject to the following sentence, the Committee, in its sole discretion, may provide for the lapse of restrictions in installments and may waive or accelerate such restrictions in whole or in part, based on such factors or criteria, including specified performance criteria, as the Committee may determine. Upon expiration of any applicable restriction period or lapse of any restrictions, the Participant shall be vested in the Restricted Stock Award, or applicable portion thereof.

          (c)   Evidence of Ownership. Each Participant receiving a Restricted Stock Award shall be issued a certificate or certificates in respect of such shares of Common Stock at the time of grant. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that the certificate or certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

          (d)   Rights as Shareholder. Except as otherwise provided by the Committee in its sole discretion, a Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Award, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Stock dividends issued with respect to shares covered by a Restricted Stock Award shall be treated as additional shares under the Restricted Stock Award and shall be subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

        10.    Stock Appreciation Rights.    Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

          (a)   Award Agreement. Stock Appreciation Rights shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

          (b)   Terms of Stock Appreciation Rights Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Appreciation Right shall entitle the Participant to whom such Stock Appreciation Right was granted to receive, upon exercise thereof, the amount specified in Section 10(e). A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine).

          (c)   Exercise Price. The exercise price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant and set forth in the Award Agreement.

          (d)   Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. A Stock Appreciation Right granted in tandem with a Stock Option shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. A Stock Appreciation Right unrelated to a Stock Option shall contain such terms and conditions as to exercisability and duration as the Committee shall determine, but in no event shall any such Stock Appreciation Right have a term of greater than ten (10) years. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Appreciation Right, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall no longer be available for grant under the Plan. If the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the related Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercise. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

          (e)   Amount of Payment. In the event a Participant exercises a Stock Appreciation Right, such Participant shall be entitled to receive an amount determined by multiplying (a) the difference between the Fair Market Value of one share of Common Stock on the date of exercise and the exercise price per share specified for the Stock Appreciation Right by (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement at the time the Stock Appreciation Right is granted.

          (f)    Form of Payment. Payment upon exercise of a Stock Appreciation Right shall be made in cash, in shares of Common Stock, or some combination thereof, as the Committee shall determine in its sole discretion.

          (g)   Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any Stock Appreciation Right unless and until a certificate or certificates evidencing shares of

  Common Stock are issued to the Participant as payment upon exercise of such Stock Appreciation Right, and, subject to Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

          (h)   Limited Stock Appreciation Rights. The Committee may grant to an Eligible Individual a Stock Appreciation Right (a "Limited Stock Appreciation Right") pursuant to which the Participant shall have the right to surrender such Limited Stock Appreciation Right or any portion thereof to the Company within thirty (30) days following a Change in Control and to receive from the Company in exchange therefor a cash payment in an amount equal to (a) the number of shares of Common Stock under the Limited Stock Appreciation Right or portion thereof which is being exercised, multiplied by (b) the excess of (i) the greater of (A) the highest price per share of Common Stock paid in connection with the Change in Control or (B) the highest Fair Market Value per share of Common Stock in the 90 day period preceding such Change in Control, over (ii) the Fair Market Value of a share of Common Stock on the date the Limited Stock Appreciation Right was granted as set forth in the Award Agreement. Limited Stock Appreciation Rights granted under the Plan shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee deems appropriate.

        11.    Performance Share Awards.    Performance Share Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

          (a)   Award Agreement. Performance Share Awards shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan. Each Award Agreement shall set forth the number of shares of Common Stock to be received by a Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate.

          (b)   Terms of Performance Share Awards Generally. Performance Share Awards may be granted under the Plan in such form as the Committee may from time to time approve. Performance Share Awards may be granted for such consideration as the Committee deems appropriate. Performance Share Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Performance Share Award granted to a Participant.

          (c)   Performance Goals. Performance Share Awards shall provide that, in order for a Participant to be entitled to receive shares of Common Stock under such Award, the Company, a Subsidiary and/or the Participant must achieve certain specified performance goals ("Performance Goals") over a designated performance period ("Performance Period"). The Performance Goals and Performance Period shall be established by the Committee in its sole discretion. The Committee shall establish the Performance Goals for each Performance Period before, or as soon as practicable after, the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as net earnings, operating earnings or income, absolute and/or relative return on equity or assets, earnings per share, cash flow, pretax profits, earnings growth, revenue growth, comparison to peer companies, any combination of the foregoing, or such other measure or measures of performance, including individual measures of performance, in such manner as it deems appropriate. Prior to the end of a Performance Period, the Committee may, in its discretion, adjust the performance objectives to reflect a Change in Capitalization (as hereinafter defined) or any other event which may materially affect the performance of the Company, a Subsidiary or a division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a division. The extent to which a Participant is entitled to payment of a Performance Share Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee's determination of whether the Performance Goals established by the Committee in the granting of such Performance Share Award have been met.

          (d)   Payment of Awards. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in shares of Common Stock.

          (e)   Rights as Shareholder. Except as otherwise provided by the Committee in the applicable Award Agreement, a Participant shall have no rights as a shareholder with respect to a Performance Share Award until a certificate or certificates evidencing the shares of Common Stock shall have been issued to the Participant following the conclusion of the Performance Period, and, subject to Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

        12.    Performance Units.    Awards of Performance Units shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a)   Award Agreement. Awards of Performance Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

          (b)   Terms of Performance Units Generally. Each Performance Unit shall entitle the Participant to whom such Performance Unit was granted to receive, upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate, the amount specified in Section 12(d). Performance Units may be granted alone or in addition to other Awards under the Plan.

          (c)   Performance Goals. Awards of Performance Units shall provide that, in order for a Participant to be entitled to payment under such Award, the Company, a Subsidiary and/or the Participant must achieve certain specified Performance Goals over a designated Performance Period. The Performance Goals and Performance Period shall be established by the Committee in its sole discretion. The Committee shall establish the Performance Goals for each Performance Period before, or as soon as practicable after, the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as net earnings, operating earnings or income, absolute and/or relative return on equity or assets, earnings per share, cash flow, pretax profits, earnings growth, revenue growth, comparison to peer companies, any combination of the foregoing, or such other measure or measures of performance, including individual measures of performance, in such manner as it deems appropriate. Prior to the end of a Performance Period, the Committee may, in its discretion, adjust the performance objectives to reflect a Change in Capitalization (as hereinafter defined) or any other event which may materially affect the performance of the Company, a Subsidiary or a division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a division. The extent to which a Participant is entitled to payment of a Performance Unit Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee's determination of whether the Performance Goals established by the Committee in the granting of such Performance Unit Award have been met

          (d)   Payment of Awards. Payment in settlement of a Performance Unit Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in cash. The amount of any such payment shall be determined by multiplying (i) the difference between the Fair Market Value of one share of Common Stock on the relevant date and the price per share specified for the Performance Unit by (ii) the number of Performance Units. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Performance Unit by including such a limit in the Award Agreement at the time the Performance Unit is granted.

          (e)   Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to an Award of Performance Units.

        13.    Special Performance-Based Awards.

          (a)   General Provisions. Without limiting the generality of the foregoing, and in addition to qualifying awards granted under other provisions of this Plan (i.e. Options or SARs granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Individuals who are key employees or officers of the Company or any of its Subsidiaries ("Presumptively Qualifying Awards")), the Committee may authorize and grant to any Eligible Individual who is a key employee or an officer of the Company or any of its Subsidiaries, other cash or stock-related performance-based awards, including "performance-based" awards within the meaning of Section 162(m) of the Code ("Special Performance-Based Awards"), whether in the form of restricted stock, stock appreciation rights, performance stock, performance units, or other rights, whether or not related to stock values or appreciation, and whether payable in cash, Common Stock or a combination thereof. If the Award (other than a Presumptively Qualifying Award) is intended as performance-based compensation under Section 162(m) of the Code, the vesting or payment thereof will depend on the performance of the Company on a consolidated, Subsidiary, segment, division or business unit basis with reference to performance goals relative to one or more of the following business criteria (the "Business Criterion"): net earnings, operating earnings or income, absolute and/or relative return on equity or assets, cost containment or reduction, earnings per share, cash flow, earnings growth or revenue growth. These terms are used as applied under generally accepted accounting principles or in the Company's financial reporting. To qualify Awards as performance-based under Section 162(m), the applicable Business Criteria and specific performance goal or goals ("targets") must be established and approved by the Committee during the first 90 days of the performance period (and, in the case of a performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while the performance relating to such targets remains substantially uncertain within the meaning of 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Committee provides otherwise at the time of establishing the targets. The applicable performance measurement period may be not less than three months nor more than 10 years.

          (b)   Maximum Award. Grants or awards under this Section 13 may be paid in cash or stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one Participant in anyone calendar year shall be subject to the limit set forth in Section 6(a) of the Plan. The maximum number of shares of Common Stock which may be delivered pursuant to Special Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one Participant in any one calendar year shall not exceed 500,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 16(b). In addition, the aggregate amount of compensation to be paid to any one Participant in respect of all Special Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that Participant in any one calendar year shall not exceed $5,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent permitted by Section 162(m) of the Code.

          (c)   Committee Certification. Except as otherwise permitted to qualify as performance-based compensation under Section 162(m), before any Special Performance-Based Award under this Section 13 is paid, the Committee must certify that the performance standard, target(s), and the other material terms of the Special Performance-Based Award were in fact satisfied.

          (d)   Terms and Conditions of Awards. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 13, including the authority to reduce Awards, to determine payout schedules and the extent of vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. The Committee may provide that in the event a Participant terminates employment or service for any one or more reason during a calendar year, the Participant shall forfeit all rights to any Award for the calendar year.

          (e)   Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee's authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Company's shareholders that occurs in the fifth year following the year in which the Company's shareholders first approve this Plan.

        14.    Termination of Employment.

          (a)   Disability or Retirement. Except as may otherwise be provided by the Committee in its sole discretion at the time of grant or subsequent thereto, if a Participant's employment with the Company and its Subsidiaries terminates by reason of Disability or Retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period (the "Exercise Period") of one year from the date of such Disability or Retirement or until the expiration of the stated term of the Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment, such Stock Option or Stock Appreciation Right shall be forfeited; provided, however, that if a Participant terminates employment by reason of Retirement and such Participant holds an Incentive Stock Option, the Exercise Period shall not exceed the shorter of three months from the date of Retirement and the remainder of the stated term of such Incentive Stock Option; provided further, however, that if the Participant dies during the Exercise Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant may thereafter be exercised to the extent it was exercisable on the date of Disability or Retirement, by the legal representative of the estate or legatee of the Participant under the will of the Participant, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter (or, in the case of an Incentive Stock Option, for a period equal to the remainder of the Exercise Period), and (ii) if such termination is prior to the end of any applicable restriction period (with respect to a Restricted Stock Award) or Performance Period (with respect to a Performance Share Award or a Performance Unit Award), the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of Disability or Retirement shall be forfeited. In determining whether to exercise its discretion under the first sentence of this Section 14(a) with respect to an Incentive Stock Option the Committee may consider the provisions of Section 422 of the Code.

          (b)   Other Terminations. Unless the Committee determines otherwise in its sole discretion at the time of grant or subsequent thereto, if a Participant's employment with the Company and its Subsidiaries terminates for any reason other than death, Disability or Retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period of sixty (60) days from the date of such termination of employment or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment, such Stock Option or Stock Appreciation Right shall be forfeited, and (ii) if such termination is prior to the end of any applicable restriction period (with respect to a Restricted Stock Award) or Performance Period (with respect to a Performance Share Award or a Performance Unit Award), the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of such termination of employment shall be forfeited. In determining whether to exercise its discretion under the first sentence of this Section 14(b) with respect to an Incentive Stock Option, the Committee may consider the provisions of Section 422 of the Code.

          (c)   Events Not Deemed Terminations of Service; Effect of Change of Subsidiary Status. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or one of its Subsidiaries or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Company or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Company or one of its Subsidiaries may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Company a termination of employment or service shall be deemed to have occurred with respect to each Eligible Individual in respect of such Subsidiary who does not continue as an Eligible Individual in respect of another entity within the Company after giving effect to the Subsidiary's change in status.

          (d)   If the Participant is not an employee of the Company or one of its Subsidiaries and provides other services to the Company or one of its Subsidiaries, the Committee shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the Participant continues to render services to the Company or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

        15.    Non-transferability.    No Award granted under the Plan or any rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or by the laws of descent and distribution or, except (a) in the case of an Incentive Stock Option, pursuant to a "qualified domestic relations order" ("QDRO") as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder, (b) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or (c) by the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Committee; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award that is not an Incentive Stock Option to a Participant's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided further that the restrictions in this sentence shall not apply to the shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. During the lifetime of a Participant, a Stock Option or Stock Appreciation Right shall be exercisable only by, and payments in settlement of Awards shall be payable only to, the Participant or, if applicable, the "alternate payee" under a QDRO or the family member or trust to whom such Stock Option, Stock Appreciation Award or other Award has been transferred in accordance with the previous sentence.

        16.    Recapitalization or Reorganization.

          (a)   The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b)   Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a "Change in Capitalization") (i) such proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan (including the specific share limits, maximums and numbers of shares set forth elsewhere in the Plan), the number of shares of Common Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof, the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards, or subject to Section 13, the performance standards applicable to any outstanding Awards and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

          (c)   To the extent limited by Section 162(m) of the Code in the case of an Award intended as performance-based compensation thereunder and necessary to assure the deductibility of the compensation payable under the award, the Committee shall have no discretion under this Plan (i) to increase the amount of compensation or the number of shares that would otherwise be due upon the attainment of the applicable performance target or the exercise of the option or SAR, or (ii) to waive the achievement of any applicable performance goal as a condition to receiving a benefit or right under the Award.

        17.    Change in Control.    Subject to Section 16(c), in the event of a Change in Control and except as the Committee (as constituted immediately prior to such Change in Control) may otherwise determine in its sole discretion, (i) all Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Restricted Stock Awards then outstanding shall lapse as of the date of the Change in Control, (iii) each other Award that is granted under this Plan shall become payable to the holder of such Award as of the date of the Change in Control, and (iv) in the case of a Change in Control involving a merger of, or consolidation involving, the Company in which the Company is (A) not the surviving corporation (the "Surviving Entity") or (B) becomes a wholly owned subsidiary of the Surviving Entity or any Parent thereof, each outstanding Stock Option granted under the Plan and not exercised (a "Predecessor Option") will be converted into an option (a "Substitute Option") to acquire common stock of the Surviving Entity or its Parent, which Substitute Option will have substantially the same terms and conditions as the Predecessor Option, with appropriate adjustments as to the number and kind of shares and exercise prices. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Committee later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

        18.    Amendment of the Plan.    The Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part, except that no termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with Rule 16b-3 under the Exchange Act, Section 162(m), 422 or 424 of the Code, or to comply with any other law, regulation or stock exchange rule or deemed necessary or advisable by the Board. No termination, modification, suspension or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, adversely affect his or her rights under such Awards. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Stock Option to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws. In addition, changes contemplated by Section 16(b) of this Plan shall not be deemed to constitute changes or amendments for purposes of this Section 18.

        19.    Miscellaneous.

          (a)   Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement, valued in a consistent manner at their fair market value. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (b)   ISO Notice of Sale. The applicable Award Agreement for an Incentive Stock Option shall provide that if a Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any share of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share of Common Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          (c)   Loans. On such terms and conditions as shall be approved by the Committee and subject to compliance with applicable law, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.

          (d)   No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

          (e)   Unfunded Plan. Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any of its Subsidiaries and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to Awards hereunder.

          (f)    Other Employee Benefit Plans. Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

          (g)   Securities Law Restrictions. The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No Award shall be granted or shares of Common Stock shall be issued hereunder unless the Company shall have determined that such grant or issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

          (h)   Plan Construction.

          (1)    Compliance with Rule 16b-3.    The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16(b)(3) to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

          (2)    Section 162(m).    Awards under Section 13 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such Committee provides otherwise at the time of grant of the Award. It is the further intent of the Company that (to the extent the Company or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such Awards and any other Special Performance-Based Awards under Section 13 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

          (i)    Deductibility Under Code Section 162(m). Awards granted under the Plan to Eligible Individuals which the Committee reasonably believes may be subject to the deduction limitation of Section 162(m) of the Code shall not be exercisable, and payment under the Plan in connection with such an Award shall not be made, unless and until the Committee has determined in its sole discretion that such exercise or payment would no longer be subject to the deduction limitation of Section 162(m) of the Code.

          (j)    Award Agreement. Each Eligible Individual receiving an Award under the Plan shall enter into an Award Agreement in a form specified by the Committee agreeing to the terms and conditions of the Award and such other matters as the Committee shall, in its sole discretion, determine. In the event of any conflict or inconsistency between the Plan and any such Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

          (k)   Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

          (l)    Applicable Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

          (m)  Effective Date. The Plan shall be effective as of the date (the "Effective Date") the Plan is approved by the Board, provided that the Plan is approved by the Company's shareholders within 12 months after the Effective Date. Awards granted under the Plan prior to such shareholder approval shall be and are made subject to defeasance by the failure of the shareholders to approve the Plan.

          (n)   Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

          (o)   Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (p)   Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

          (q)   Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

* * * * *

APPENDIX B

GUESS?, INC.
RESTATED CHARTER OF THE AUDIT COMMITTEE

I.     Audit Committee Purpose

        The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Guess?, Inc. (the "Company") to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company and to prepare the annual report of Audit Committee required by applicable Securities and Exchange Commission ("SEC") disclosure rules, which report will be included in the Company's annual proxy statement. Among the matters the Committee will oversee are (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditor's qualifications and independence, and (d) the performance of the Company's internal audit function and independent auditor.

        The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Committee has the power, in its sole discretion, to obtain advice and assistance from, and to retain at the Company's expense, such independent or outside legal counsel, accounting or other advisors and experts as it determines necessary or appropriate to carry out its duties, and in connection therewith to receive appropriate funding, determined by it, from the Company. The Committee also has the power to determine the level and cost of ordinary administrative expenses necessary or appropriate in carrying out its duties, with such costs to be borne by the Company.

        The independent auditors are ultimately accountable to the Committee. The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

II.    Audit Committee Composition and Meetings

  Composition

        Audit Committee members shall meet the independence and knowledge requirements of applicable law and the rules of the SEC and the New York Stock Exchange (the "Exchange") in effect from time to time (subject to any exceptions allowed by such rules and any waivers granted by such authorities). No Audit Committee member shall simultaneously serve on the audit committees of more than two other public companies.

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall have no relationship to the Company that may interfere with the exercise of his or her independence from management and the Company and each of whom shall meet the other independence requirements and restrictions with respect to audit committee members as set forth in the corporate governance standards of the Exchange. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Company's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

        If practicable, at least one member of the Committee must qualify as an "audit committee financial expert" (as defined by the SEC). The Company will disclose in its annual report required by Section 13(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), whether or not it has at least one member who is an audit committee financial expert. In any event, the Committee must include at least one member who the Board determines has accounting or related financial management experience.

        Audit Committee members shall be appointed by and serve at the discretion of the Board, following the recommendations of the Company's Nominating and Governance Committee. The Board may designate a Chairperson of the Committee (a "Chair"). If a Chair is not designated or if the designated Chair is not present at a meeting, the members of the Committee may designate a Chair by majority vote of the Committee membership.

  Meetings

        The Committee shall meet at least four times annually, or more frequently as it shall determine is necessary to carry out its duties and responsibilities. The Committee may ask any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee and to provide pertinent information as necessary. In consultation with management, other Committee members and the independent auditors, the Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall maintain minutes of meetings, regularly report to the Board regarding the Committee's activities, and its conclusions with respect to the independent auditor, and make appropriate recommendations to the Board. Unless the Committee or the Board adopts other procedures, the provisions of the Bylaws applicable to meetings of the Board will govern meetings of the Committee.

        The Committee shall meet privately in separate executive sessions periodically and at least annually with management, the director of the internal auditing department (or the firm selected to perform internal auditing, if such function is outsourced), the independent auditors, and as a committee to discuss any matters that the Committee or any of such persons or groups believes should be discussed. In addition, the Committee, or its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings prior to the filing of such statements with the SEC.

III.  Audit Committee Responsibilities and Duties

  Review Procedures

  1.
  Review and reassess the adequacy of this charter (the "Charter") at least annually. Submit the Charter to the Board for approval and have the Charter published as required by applicable law.

  2.
  Review and discuss with Company management and the independent auditors:

  (i)
  the Company's yearly financial results prior to the release of year-end earnings and the Company's annual audited consolidated financial statements (including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations") and the related report of the independent auditors prior to filing or distribution of such statements,

  (ii)
  the Company's quarterly financial results prior to the release of quarterly earnings (including the type and presentation of information to be included in the earnings press releases) and the Company's quarterly financial statements (including the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations") and the related report of the independent auditors prior to filing or distribution of such statements, and

    (iii)
    the Company's financial information and earnings guidance provided to analysts and rating agencies.

    Such review should include discussion with management and the independent auditors of:

    (a)
    significant issues regarding, and any material changes to, accounting and auditing principles and financial statement presentations, practices and judgments,

    (b)
    the adequacy of internal controls that could significantly affect the Company's financial statements, and any special audit steps adopted in light of material control deficiencies,

    (c)
    in the case of year-end financial results, the results of the audit, and

    (d)
    any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards (SAS) No. 61, as it may be amended or supplemented.

    The Chair may represent the entire Committee for purposes of this review.

  3.
  Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements.

  4.
  In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and internal control policies and procedures.

  5.
  Meet periodically with management to discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and those charged with the internal auditing function together with management's responses, including the status of previous recommendations.

  6.
  Review with management and the independent auditor the effect of regulations and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

  7.
  Obtain and review timely reports from the independent auditor regarding:

  (a)
  all critical accounting policies and practices to be used by the Company,

  (b)
  all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and

  (c)
  all other material written communications between the independent auditor and management, including any management letter or schedule of unadjusted differences.

    Such reports may be oral or in writing, but must be provided to the Committee before any auditor's report is filed with the SEC.

  Independent Auditors

  8.
  Be solely and directly responsible for the appointment, compensation, retention, evaluation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and, where appropriate, the termination and replacement of such firm. Such independent auditor shall report directly to and be ultimately accountable to the

    Committee. The Committee has the ultimate authority to approve all audit engagement fees and terms, with the costs of all engagements to be borne by the Company.

  9.
  Consider whether there should be regular rotation of the independent auditor. Review and evaluate the lead partner of the independent auditor. Ensure that the lead audit partner having primary responsibility for the audit and the reviewing audit partner of the independent auditor are rotated at least every five years and that other audit partners (as defined by the SEC) are rotated at least every seven years.

  10.
  Review changes to the Company's auditing and accounting policies and practices as suggested by the independent auditors, internal auditors or management.

  11.
  Review and approve the independent auditors' engagement letter and approve the fees and other significant compensation to be paid to the independent auditors.

  12.
  Pre-approve all audit services and all non-audit services permitted to be performed by the independent auditor. Such pre-approval may be given as part of the Committee's approval of the scope of the engagement of the independent auditor or on an engagement-by-engagement basis or pursuant to pre-established policies. In addition, the authority to pre-approve non-audit services may be delegated by the Committee to one or more of its members, but such member's or members' non-audit service approval decisions must be reported to the full Committee at the next regularly scheduled meeting. The Company shall disclose in its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q any approval of non-audit services during the period covered by the applicable report.

  13.
  At least annually, obtain and review a report from the independent auditor describing:

  (a)
  the independent auditor's internal quality-control procedures,

  (b)
  any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues, and

  (c)
  all relationships between the independent auditor and the Company (to assess the independent auditor's independence).

  14.
  Set clear hiring policies for employees and former employees of the independent auditor.

  15.
  Review the independent auditors' audit plan prior to the audit. Discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach. Monitor such plan's progress and results during the year.

  16.
  Consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting

  17.
  Obtain from the independent auditors any information pursuant to Section 10A of the 1934 Act and take any and all action required by Section 10A to be taken by the Committee, and cause the Board to take, any and all action required by Section 10A to be taken by the Board, in response to any such information.

  18.
  Review with the independent auditors any problems or difficulties the auditors may have encountered in the course of their audit work, and any management letter provided by the independent auditors and the Company's response to that letter. Such review should include:

  (a)
  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and

    (b)
    Any changes required in the planned scope of the independent audit.

  19.
  Discuss with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but were passed on. Review any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement and any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company.

  Internal Audit Function and Legal Compliance

  20.
  Review the budget, plan, changes in plan, activities, responsibilities, staffing, organizational structure, and qualifications of the internal auditor, as needed.

  21.
  Review the appointment, performance, and replacement of the senior internal audit executive, manager or firm.

  22.
  Review significant reports prepared by the internal auditor together with management's response and follow-up to these reports.

  23.
  On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and any inquiries received from regulators or governmental agencies.

  Other Audit Committee Responsibilities

  24.
  Annually prepare a report as required by, and stating the information specified by, the proxy rules under the 1934 Act, which report shall be included in the Company's annual meeting proxy statement (or, if applicable, information statement in lieu thereof).

  25.
  Recommend to the Board, based on the Committee's review and discussions with management and the independent auditors, whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

  26.
  Confirm that the Company's interim financial statements to be included in the Company's Quarterly Report on Form 10-Q have been reviewed by the Company's independent auditors.

  27.
  Perform any other activities consistent with the Charter, the Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

  28.
  Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

  29.
  Establish, review, and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

  30.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company from Company employees regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

  31.
  Annually perform self-assessment of audit committee performance.

  32.
  Review financial and accounting personnel succession planning within the Company.

  33.
  Review at least annually a summary of directors' and officers' related party transactions and potential conflicts of interest and the Company's policies relating to the avoidance of conflicts of interest. Review past and proposed transactions between the Company, on the one hand, and any of its directors or executive officers, on the other hand. Review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites, including the use of corporate assets. Consider the results of any review of any of the foregoing by the Company's independent auditors.

  34.
  Obtain reports from management, the Company's senior internal auditor, the independent auditors and internal and external legal counsel that the Company's subsidiaries and any foreign affiliated entities are in conformity with applicable accounting and legal requirements.

  35.
  Report regularly to the Board with respect to the quality or integrity of the Company's financial statements, the Company's compliance with applicable legal or regulatory requirements, the performance and independence of the Company's independent auditors, and the performance of the internal audit function.

  36.
  Confirm that the Company has prepared and filed, on an annual basis after the Board appoints the Committee and at any subsequent time when the composition of the Committee changes, the written certification required by the rules of the Exchange.

* * * * *

APPENDIX C

GUESS?, INC.
COMPENSATION COMMITTEE CHARTER

I.     Mission Statement

        The purpose of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Guess?, Inc. (the "Company") is to (i) discharge the Board's responsibilities relating to the compensation of the Company's officers, (ii) oversee the administration of the Company's compensation and benefits plans, in particular the incentive compensation and equity-based plans of the Company (and, to the extent appropriate, the significant subsidiaries of the Company) and (iii) prepare the annual report on executive compensation required by the rules and regulations of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.    Membership

        The Committee shall consist of no fewer than two members, the exact number to be determined from time to time by the Board.

        Each member of the Committee shall meet the independence requirements imposed by the listing standards of the New York Stock Exchange ("NYSE").

        The members of the Committee shall be appointed by a majority vote of the Board from among its members based on the recommendations of the Governance and Nominating Committee and shall serve until such member's successor is duly appointed and qualified or until such member's resignation or removal by a majority vote of the Board.

III.  Authority and Responsibilities

        The Committee shall have the following specific authority and responsibilities (in addition to any others that the Board may from time to time delegate to the Committee):

  1.
  The Committee shall periodically review and approve general compensation and benefit policies of the Company and its significant subsidiaries.

  Executive Compensation

  2.
  The Committee shall at least annually (a) review and approve the corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officers (the "Co-CEOs"), (b) evaluate each of the Co-CEOs' performance in light of these goals and objectives and (c) set the Co-CEOs' compensation levels based on this evaluation.

  3.
  The Committee shall at least annually review and approve the compensation for the other officers of the Company, including (a) the annual base salary, (b) the annual incentive opportunity, (c) the long-term incentive opportunity, and (d) any special or supplemental benefits.

  4.
  The Committee shall approve any employment agreements, consulting arrangements, severance or retirement arrangements and/or change-in-control agreements or provisions covering any current or former officer of the Company, including without limitation, the approval of all contracts of the Company with any officer for remuneration (whether in the form of a pension, deferred compensation or otherwise) to be paid from the general funds of the Company after the termination of regular employment of such officer.

  5.
  The Committee shall review and approve the Company's policies and procedures with respect to officers' expense accounts, special one-time payments and loans to officers made, arranged or guaranteed by the Company.

  Director Compensation

  6.
  The Committee shall periodically review and make recommendations to the Board regarding director compensation.

  Compensation Plans

  7.
  The Committee shall oversee the implementation and administration of the compensation plans of the Company (and, to the extent appropriate, the significant subsidiaries of the Company), including pension, savings, incentive and equity-based plans; provided that, the Committee shall not exercise any of its authority with respect to any of its members.

  8.
  The Committee shall review and make recommendations to the Board with respect to, or approve, any compensation plans and equity-based plans for the Company (and, to the extent appropriate, the significant subsidiaries of the Company) to be adopted or submitted to shareholders for approval.

  9.
  The Committee shall periodically review the investment management of the Company's principal retirement and savings plans.

  10.
  The Committee shall review and make recommendations to the Board with respect to, or approve, all awards of shares or share options pursuant to the Company's (and, to the extent appropriate, the Company's significant subsidiaries') equity-based plans; provided that, the Committee shall not exercise any of its authority with respect to any of its members.

  SEC Report

  11.
  The Committee shall produce the annual report on executive compensation required to be included in the Company's annual proxy statement in accordance with applicable SEC rules and regulations.

  Performance Evaluation

  12.
  The Committee shall review its own performance and reassess the adequacy of this Compensation Committee Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.

  Retention of Consultants and Advisors

  13.
  The Committee shall have authority to retain and terminate any compensation consultant to be used to assist in the evaluation of CEO or officer compensation and shall have authority to approve the consultant's fees and other retention terms.

IV.    Structure and Operations

        The Board shall designate one member of the Committee to act as its chairperson. The Committee shall meet in person or telephonically at least three times a year at such times and places determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The chairperson, with input from the other members of the Committee, shall set the agendas for

Committee meetings; such agendas shall be distributed to the full Board. Two members of the Committee shall constitute a quorum; when more than two members are present, the act of a majority of such members at a meeting at which a quorum exists shall be the act of the Committee, and when only two members are present, the unanimous vote of the two members shall constitute the act of the Committee.

        The Committee may request that any directors, officers or other employees of the Company, or any other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee may exclude from its meetings any persons it deems appropriate in order for it to fulfill its responsibilities.

        The Committee may form and delegate authority to subcommittees when appropriate.

        The Committee shall maintain minutes or other records of its meetings and shall give regular reports to the Board on these meetings, including the Committee's actions, conclusions and recommendations and such other matters as required by this Charter or as the Board shall from time to time specify. Reports to the Board may take the form of oral reports by the chairperson of the Committee or any other member of the Committee designated by the Committee to give such report.

        Except as expressly provided in this Compensation Committee Charter, the Company's by-laws, or as required by law, regulation or New York Stock Exchange listing standards, the Committee shall set its own rules of procedure.

* * * * *

APPENDIX D

GUESS?, INC.
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

        This Nominating and Governance Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of Guess?, Inc. (the "Company") at its February 26, 2004 meeting. The Nominating and Governance Committee of the Board (the "Committee") shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

I.     Role and Independence; Organization

        The Committee is appointed by the Board to assist the Board in identifying individuals qualified to become Board members; recommend to the Board the Director nominees for the next annual meeting of shareholders, consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for each annual meeting of shareholders; develop and recommend to the Board a set of corporate governance guidelines applicable to the Company; oversee the evaluation of the Company's management and the Board and its committees; and recommend to the Board Director assignments and chair appointments for each Board committee, other than the Committee.

        The membership of the Committee shall consist of at least three directors. All Committee members shall be, in the business judgment of the Board, "independent" under independence requirements of the New York Stock Exchange. The members of the Committee shall be appointed by and serve at the discretion of the Board. Committee members may be removed at any time by a majority vote of independent directors. Committee members will be elected annually for a term of one year. Vacancies will be filled by a majority vote of independent directors. The Committee may, as appropriate, form, and delegate authority to, subcommittees.

        One member of the Committee shall be appointed by the Board as Chair. The Chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas and making regular reports to the Board. The Committee shall meet at least three times each year. Unless the Committee or the Board adopts other procedures, the provisions of the Bylaws applicable to meetings of the Board will govern meetings of the Committee.

        In discharging its role, the Committee shall have full access to all Company books, records, facilities, personnel and outside professionals. The Committee may retain special legal, accounting or other consultants as advisors as it deems necessary for the fulfillment of its responsibilities, and shall have the sole authority to approve the fees and other retention terms of such consultants and advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms.

        The performance of the Committee shall be evaluated annually.

II.    Responsibilities

        Although the Board and the Committee may wish to consider other duties from time to time, general recurring activities of the Committee in carrying out its duties are described below. The Committee shall be responsible for:

  1.
  Developing and recommending to the Board the criteria for selecting directors and assessing director independence.

D-1

  2.
  Seeking and evaluating individuals qualified to become directors, reviewing background checks respecting such individuals, and selecting or recommending that the Board select the director nominees for the next annual meeting of the Company's shareholders, all in accordance with the Board membership criteria set forth in the Company's Board Guidelines.

  3.
  Establishing procedures to solicit, review and recommend to the Board potential director nominees proposed by the shareholders.

  4.
  Taking such steps as the Committee deems necessary or appropriate with respect to oversight of the evaluation of the Company's management, the Board and each Board committee.

  5.
  Reviewing and reassessing, and affirming to the Board, at least annually the adequacy of the Company's Board Guidelines applicable to the Company, recommending any proposed changes to the Board for approval.

  6.
  Recommending to the full Board director assignments and the appointment of a chair for each of the Board committees, other than the Committee.

  7.
  Making recommendations to the Board regarding qualifications of members of the Board's committees, committee member appointment and removal, committee structure and operations (including authority to delegate to subcommittees) and committee reporting to the Board.

  8.
  Supervising, in consultation with the Compensation Committee of the Board, an annual performance review of the Company's Co-Chief Executive Officers ("CEOs") in accordance with a formal agenda to be determined annually. The scope, format and criteria of such review shall be determined by the committees in consultation with the Board as a whole.

  9.
  Determining whether the CEOs and the Company's other executive officers have achieved annual non-financial goals in connection with the annual salary and bonus review.

  10.
  Reviewing and reassessing at least annually the Company's director orientation and continuing education programs.

  11.
  Developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, including, without limitation, director compensation and the role and functioning of the Board and its committees.

  12.
  Overseeing and advising the Board with respect to the Company's positions and practices regarding significant issues of corporate and social responsibility, including the Company's policies, procedures and programs with regard to business ethics (including the Company's Code of Conduct) and standards of engagement (human rights and factory screening and monitoring).

  13.
  Proposing the annual schedule of Board meetings for the Board's approval.

  14.
  Reporting regularly to the Board.

  15.
  Making recommendations and reports to the Board and other Board committees with respect to nominating and corporate governance policies of the Company or any of the foregoing matters.

* * * * *

D-2

FOLD AND DETACH HERE

P R O X Y	GUESS?, INC. COMMON STOCK PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoint(s) Carlos Alberini and Deborah Siegel as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all shares of common stock of GUESS?, Inc. (the "Company") held of record by the undersigned on April 5, 2004 at the Annual Meeting of Shareholders to be held on May 10, 2004 at 9:00 a.m., local time, or any adjournments or postponements thereof, at the Beverly Hills Hotel, 9614 Sunset Boulevard, Beverly Hills, California 90210, and hereby revoke(s) any proxies heretofore given.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS, FOR THE 2004 INCENTIVE PLAN, FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy is revocable and the undersigned may revoke it at any time prior to its exercise. Attendance of the undersigned at the above meeting or any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned votes said shares in person.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

GUESS?, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
Log on to the Internet and go to http://www.eproxyvote.com/plxt	OR	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	0000
☒	Please mark votes as in this example.

The Board of Directors of GUESS?, Inc. recommends a vote FOR items 1, 2 and 3.

							FOR	AGAINST	ABSTAIN
1.	Election of Directors (term expiring in 2007) Nominees: (01) Paul Marciano (02) Anthony Chidoni				2.	To approve the 2004 Incentive Plan.	☐	☐	☐
		FOR	WITHHOLD
	FOR	☐	☐	WITHHELD FROM ALL NOMINEES	3.	To ratify the appointment of KPMG LLP as the Company's independent auditors for the 2004 fiscal year.	☐	☐	☐
	☐	To withhold for individual nominee print name above			In their discretion, the proxy holders are authorized to vote on such other matters that may properly come before this Annual Meeting or any adjournment or postponement thereof.
					MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW				☐
					MARK HERE IF YOU PLAN TO ATTEND THE MEETING				☐

IMPORTANT: Please sign exactly as your name appears on this proxy. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing in a representative capacity, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in the partnership or limited liability company name by an authorized person.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND A PROXY STATEMENT FOR THE ANNUAL MEETING PRIOR TO SIGNING THIS PROXY.
Signature:	Date:	Signature:	Date:

QuickLinks

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
PROPOSAL NO. 1: ELECTION OF CLASS II DIRECTORS (Item 1 on Proxy Card)
PROPOSAL NO. 2: APPROVAL OF THE GUESS?, INC. 2004 EQUITY INCENTIVE PLAN (Item 2 on Proxy Card)
PROPOSAL NO. 3: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS (Item 3 on Proxy Card)
RELATIONSHIP WITH INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE AND BOARD MATTERS
EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS
COMPENSATION OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
OTHER MATTERS
APPENDIX A GUESS?, INC. 2004 EQUITY INCENTIVE PLAN
APPENDIX B GUESS?, INC. RESTATED CHARTER OF THE AUDIT COMMITTEE
APPENDIX C GUESS?, INC. COMPENSATION COMMITTEE CHARTER
APPENDIX D GUESS?, INC. NOMINATING AND GOVERNANCE COMMITTEE CHARTER